                         [Logo Pacific Capital Funds]

                                 Annual Report
                                to Shareholders

                                 July 31, 1998

                               TABLE OF CONTENTS

                             Letter to Shareholders
                                     Page 1

                            Fund Performance Review
                                     Page 4

                         Report of Independent Auditors
                                    Page 12

                      Statements of Assets and Liabilities
                                    Page 13

                            Statements of Operations
                                    Page 15

                      Statements of Changes in Net Assets
                                    Page 17

                       Schedules of Portfolio Investments
                                    Page 20

                         Notes to Financial Statements
                                    Page 39

                              Financial Highlights
                                    Page 52

                             PACIFIC CAPITAL FUNDS

                                 ANNUAL REPORT

                             LETTER TO SHAREHOLDERS

Dear Shareholders:

  The 12-month period ended July 31, 1998, was an eventful time for the U.S. stock and bond markets. The Dow Jones Industrial Average reached several new highs during the period and gained 8.04%.

  Shares of large-company stocks continued to outperform small-company stocks during the period. One major reason: The Asian financial crisis that began in 1997 created volatility in the U.S. stock market, causing investors to favor shares of relatively large, stable firms in select industries. For example, shares of large companies in the health-care and technology sectors performed well.

  The bond market rallied during the period, with the yield on the 30-year Treasury bond declining from 6.30% in August 1997 to 5.72% by late July 1998. Similarly, short-term bond yields fell from 5.25% at the beginning of the period to 5.09% by the end. One reason: Investors anticipated that the Asian crisis would slow the growth of the U.S. economy, helping to push rates down.

  Economic growth remained strong during most of the period, and inflation remained in check. The U.S. economy grew at a rapid pace of 5.5% in the first quarter of 1998, as low interest rates lead to strong spending on new housing construction. However, the combined effects of the Asian financial crisis and the strike by General Motors' workers slowed domestic economic growth to 1.6% in the second quarter of 1998.

STRONG PERFORMANCE FROM OUR FUNDS

  During the period, the Pacific Capital Funds posted impressive gains. Both the Pacific Capital Growth and Income Fund and the Pacific Capital Growth Stock Fund (Class A) posted returns in the top 28th percentile of their peer groups as measured by Lipper Analytical Services./1/ For the 12-month period ended July 31, 1998, the Pacific Capital Growth and Income Fund (Class A Shares without sales charge) performed in line with the S&P 500/2/, gaining 19.10% versus 19.31% for the index.

  The performance of the Pacific Capital stock funds reflected our approach of investing in solid companies with above-average growth potential in the fastest growing sectors of the economy. The Funds benefited from an overweighting, compared to the S&P 500, in the health-care and technology sectors. We were underweighted in the consumer staples, utilities and transportation sectors, which did not offer attractive growth prospects.

  Among our fixed income funds the Diversified Fixed Income Fund (Class A) performed in the top 10th percentile and the U.S. Treasury Securities Fund (Class A) ranked in the top third of its peer group, as tracked by Morningstar, for the 1 year period ending 7/31/98./3/ Throughout the period, our bond funds' durations were approximately 20% longer than the durations of their benchmarks, due to our belief that the Asian crisis would lead to slower U.S. economic growth, low inflation and lower interest rates. That approach benefited the Funds' performances as rates did indeed decline during much of the period.
--------
/1/ The Pacific Capital Growth and Income Fund ranked 67th out of 688 Growth and Income Funds, and the Pacific Capital Growth Stock Fund ranked 250th out of 907 Growth Stock Funds as reported by Lipper Analytical Services for the one-year period ended 7/31/98. The Funds are not ranked for 5- and 10-year periods due to commingled performance. The Lipper ranking is based on total return and does not include a sales charge.

/2/ The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

/3/ For their 12-month performance, as tracked by Morningstar, the Diversified
 Fixed Income Fund ranked 28 out of 220 funds in the Corporate Bond--High Quality Prospectus Objective Category, and the U.S. Government Securities Fund ranked 22 out of 71 in the Government Treasury Prospectus Objective Category. The Funds are not ranked for 5- and 10-year periods due to commingled performance. The Morningstar ranking is based on total return and does not include a sales charge.

A CHALLENGING ENVIRONMENT AHEAD

  We expect the overall environment for stocks and bonds to remain positive in the months ahead. We believe the economy will likely grow at a rate of 2% to 3% during the second half of 1998; inflation will remain low; and interest rates may decline. Furthermore, the private sector represents more than 80% of the U.S. Gross Domestic Product; since the private sector is more efficient than the government sector, the economy can grow at a rapid pace without triggering a rise in inflation. Demographic factors also are creating a positive environment for stocks. The baby boomers continue to act more like savers and investors than borrowers, and that group may continue to invest major inflows of capital into the stock market as they prepare for their retirement.

  That said, we are pessimistic about Asia. The problems in that region will likely continue for some time, which could dampen U.S. economic growth and inflation. Already we see an increase in low-priced imports from Asian nations into this country, a situation that will prevent U.S. firms from raising their prices and will put pressure on profit margins. As a result, some companies may have a tough time posting strong earnings in the months ahead. We expect corporate earnings to grow by a relatively modest 2% to 4% in 1998.

  In that environment, the team of managers and analysts at the Pacific Capital Funds are focusing on identifying companies that, in our view, can continue to post strong revenues and earnings. We believe that shares of mid-sized and large companies will continue to outperform small-company shares, because modest Gross Domestic Product growth creates a tough environment for small-cap stocks. However, some small-company stocks may perform well, since smaller firms typically have less exposure to foreign markets.

A LONG-TERM APPROACH

  Shareholders can expect increased volatility in the stock market in the near term, due to continued concerns over the effects of the Asian crisis on the U.S. economy and domestic firms' profits. What's more, stocks have posted an unprecedented three consecutive calendar years of 20% or better returns, as reported by the S&P 500.

  Periods of stock market volatility such as the current one can be unsettling. But such times also offer an opportunity to revisit the principles that guide our investment strategy. One principle is consistency: We will maintain our strategy regardless of temporary fluctuations in securities prices, and will continue to invest in portfolios designed to meet the Pacific Capital Funds stated long-term objectives.

  In that environment, we remind shareholders that investing requires a long-term approach. During periods of volatility, investors are sometimes tempted to exit the stock market completely. However, over long periods, stocks historically have outperformed other asset classes such as bonds and cash and therefore may offer the best chance of meeting your long-term financial goals.

  We continually seek to bring to our shareholders new funds that offer exposure to various segments of the financial markets. In the near future, we hope to introduce three new funds to the Pacific Capital fund family, perhaps including a small-company stock fund and an international equity fund.

  Thank you for your continued confidence in the Pacific Capital family of funds. As always, we will continue to seek investment opportunities that may help you meet your long-term goals, while monitoring investment risk. If you have any questions or would like a Fund prospectus, with information including sales charge information, fees and expenses, please contact your registered investment consultant, or call Pacific Capital Funds at (800) 258-9232. Please read it carefully before you invest or send money.

Sincerely,

/s/ Walter J. Laskey                        /s/ William J. Barton


Walter J. Laskey                            William J. Barton
Executive Vice President, Bank of Hawaii    Senior Vice President, Manager
Chairman, Pacific Capital Funds             Chief Investment Officer
                                            Investment Management Group
                                            Pacific Century Trust


 AS WITH ALL MUTUAL FUNDS, SHARES IN THE PACIFIC CAPITAL FUNDS
      .ARE NOT FDIC INSURED
      .HAVE NO BANK GUARANTEE
      .MAY LOSE VALUE

                            FUND PERFORMANCE REVIEW
                      PACIFIC CAPITAL GROWTH STOCK FUND+
                     PORTFOLIO TEAM MANAGER: ROGER KHLOPIN


Growth of a $10,000 Investment


                       [PERFORMANCE GRAPH APPEARS HERE]


                             S&P 500            S&P/BARRA
Measurement period           Stock              Growth                                                         Class (Y)
(Fiscal year Covered)        Index++            Index++              Class (A)*          Class (B)**           No Load
---------------------        --------           ---------            ----------          -----------           ---------
Measurement PT -
FYE   1/31/88                $10000              $10000              $ 9600               $10000                 $10000
FYE   1/31/89                $12013              $11760              $10907               $11800                 $11435
FYE   1/31/90                $13742              $13848              $12601               $12000                 $13233
FYE   1/31/91                $14893              $15619              $14395               $14800                 $15161
FYE   1/31/92                $18274              $20021              $18044               $19500                 $19079
FYE   1/31/93                $20195              $21565              $18811               $20500                 $19936
FYE   1/31/94                $22790              $22641              $20499               $21500                 $21772
FYE   1/31/95                $22920              $23427              $20459               $22000                 $21762
FYE   1/31/96                $31757              $32783              $26391               $27500                 $28117
FYE   1/31/97                $40132              $42208              $31586               $35000                 $33760
FYE   1/31/98                $50932              $55232              $39387               $40000                 $42193


For the 12 months ended 7/31/98,
the Growth Stock Fund
outperformed both of its
benchmarks, delivering a return
of 19.58% (returns are for Class
A without sales charge), versus
19.31% for the S&P 500 Index and
17.19% for the Lipper Growth
Fund Index./1/


                            AVERAGE ANNUAL TOTAL RETURN
                      ---------------------------------------
                            AS OF
                          07/31/98      1 YEAR 5 YEAR 10 YEAR
                      ---------------------------------------
                      Class A Shares*   14.78% 18.47% 15.85%
                      Class B Shares**  15.38% 19.30% 16.30%
                      Class Y Shares
                       (No Load)        19.96% 19.71% 16.63%

                       *Reflects 4.0% Maximum Front-End
                        Sales Charge.
                      **Reflects 5.0% Maximum Contingent
                        Deferred Sales Charge.

During the period, we increased
the Fund's exposure to the
technology and
telecommunications services
sectors with money raised
through selective sales in
the financial services and consumer staples sectors. Within the technology sector, we increased exposure to personal computer manufacturers as signs emerged that the industry's inventory glut had been worked down to manageable levels.

Looking forward, we believe that the best investment returns can be achieved by remaining focused on leading companies participating in the highest growth sectors. With that in mind, we will continue to overweight the Fund in the technology, health-care and financial services sectors compared to the Funds benchmarks.
------------------------------------------------------------------------------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
/1/The Lipper Growth Funds Index consists of funds that generally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.
  +The quoted performance of the Pacific Capital Growth Stock Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1988, and prior to the Fund's commencement of operations on November 1, 1993, for the A Class, and on October 14, 1994, for the Y Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
   Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge ("CDSC"). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.
 ++The Fund has changed its benchmark from the S&P/BARRA Growth Index to the S&P 500 Stock Index, to better reflect the Fund's investment latitude. The Standard & Poor's 500 Stock Index is generally representative of the broad domestic stock universe, and the S&P/BARRA Index is representative of a less diversified index of large-growth stocks; they are both unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

                    PACIFIC CAPITAL GROWTH AND INCOME FUND+
                     PORTFOLIO TEAM MANAGER: CLYDE POWERS

Growth of a $10,000 Investment

                             [PERFORMANCE GRAPH APPEARS HERE]


Measurement period           S&P 500                                                     Class Y
(Fiscal year Covered)        Stock Index++       Class (A)*         Class (B)**         (No Load)
---------------------        --------------      ----------         ----------          ---------
FYE  7/31/88                 $10000              $ 9600             $10000              $10000
FYE  7/31/89                 $13187              $12158.88          $12665.50           $12690.26
FYE  7/31/90                 $14040              $13162.37          $13710.80           $13787.61
FYE  7/31/91                 $15834              $14199.30          $14790.94           $14902.65
FYE  7/31/92                 $17854              $15604.18          $16254.35           $16424.78
FYE  7/31/93                 $19403              $16055.75          $16724.74           $16938.05
FYE  7/31/94                 $20409              $16323.34          $17003.48           $17256.64
FYE  7/31/95                 $25727              $19453.45          $20264.11           $20596.53
FYE  7/31/96                 $29986              $21778.78          $22686.29           $23125.72
FYE  7/31/97                 $45615              $32143.23          $33482.66           $34218.76
FYE  7/31/98                 $54440              $38283.21          $39782.24           $40846.47



For the 12 months ended 7/31/98,
the Growth and Income Fund
delivered a return of 19.10%
(returns are for Class A without
sales charge), versus its
benchmarks--the S&P 500 Index
and the Lipper Growth and Income
Fund Index/1/, which returned
19.31% and 17.19%, respectively.
The Fund's Class A performance
placed it in the upper 10th
percentile of Lipper Growth and
Income Funds/2/ for the 12-month
period ended 7/31/98.


                             AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------------------

                             AS OF
                            07/31/98      1 YEAR 5 YEAR 10 YEAR
                        ---------------------------------------
                        Class A Shares*   14.33% 18.01% 14.37%
                        Class B Shares**  14.81% 18.82% 14.81%
                        Class Y Shares
                         (No Load)        19.37% 19.25% 15.11%

                             *Reflects 4.0% Maximum Front-End Sales Charge.
                       **Reflects 5.0% Maximum Contingent Deferred Sales Charge.

During the last quarter, we maintained the Fund's emphasis on beneficiaries of three major trends: first, the financial industry's ongoing consolidation and asset-gathering capabilities; second, improved consumer confidence and employment levels; and third, strong technology related capital spending.

We believe the Fund, with its low cash position and strong growth orientation, is positioned to do well in the current environment of continued moderate economic growth and projected low inflation.
------------------------------------------------------------------------------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
/1/The Lipper Growth and Income Funds Index combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. /2/The Pacific Capital Growth and Income Fund ranked 67th out of 688 Growth and Income Funds for the 1-year period as reported by Lipper Analytical Services. The Fund is not ranked for 5- and 10-year periods due to commingled performance. Lipper ranking is based on total return and does not include a sales charge.
  +The quoted performance of the Pacific Capital Growth and Income Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1988, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
   Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge ("CDSC"). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.
 ++The Standard & Poor's 500 Stock Index is unmanaged and is generally representative of the performance of the domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                     PACIFIC CAPITAL NEW ASIA GROWTH FUND+
                      PORTFOLIO TEAM MANAGER: TIM GREATON

Growth of a $10,000 Investment

                       [PERFORMANCE GRAPH APPEARS HERE]


                             MSCI AC
                             Far East
Measurement period           Free                                                         Class (Y)
(Fiscal year Covered)        e-Japan++           Class (A)*          Class (B)**          No Load
---------------------        --------            ---------           -----------          ---------
FYE   2/15/95                $10000              $ 9479              $10000               $10000
FYE   7/31/95                $10331              $10626              $11210               $11220
FYE   7/31/96                $10704              $10807              $11397               $11444
FYE   7/31/97                $12150              $13650              $14395               $14476
FYE   7/31/98                $ 4675              $ 6617              $ 7163               $ 7418





For the 12-month period ended
7/31/98, the New Asia Growth
Stock Fund delivered a return of
-48.84% (returns are for Class A
without sales charge), compared
to a return of -61.52% for its
benchmark, the MSCI AC Far East
Free ex-Japan Index.


                              AVERAGE ANNUAL TOTAL RETURN
                        -----------------------------------------
                             AS OF                SINCE INCEPTION
                            07/31/98      1 YEAR     (2/15/95)
                        -----------------------------------------
                        Class A Shares*   -51.53%     -9.88%
                        Class B Shares**  -50.75%     -9.21%
                        Class Y Shares
                         (No Load)        -48.76%     -8.30%

                        *Reflects 5.25% Maximum Front-End
                         Sales Charge.
                        **Reflects 5.0% Maximum Contingent
                          Deferred Sales Charge.

During the second quarter, we
watched as first quarter gains
were eroded, with January's lows
re-tested and in most cases
broken. We continue
to focus on sectors where we see stable cash flows and continued long-term growth potential, such as investments in telecommunications, power and infrastructure, which currently account for over 25% of the Fund's portfolio. We are focusing on sectors that we believe benefited from the Asian crisis, e.g., Asian electronic manufacturers, as many have U.S. dollar revenues and Asian-currency based costs. Going forward, we will continue to expand the Fund's exposure to Asian exports, particularly in the electronics sector, which to date has continued to show robust sales and profit growth.

Update: After the date of this report, the Malaysian Government announced an imposition of capital controls. Although shares held in Malaysian stocks can be traded, shares purchased prior to September 1, 1998 need to be held until September 1, 1999, before sales proceeds can be converted into another currency. As of September 4, 1998, Malaysian shares constituted 1.14% of the Fund's holdings. Due to the small percentage of Malaysian holdings, the controls are unlikely to have any material negative impact.
------------------------------------------------------------------------------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
 +International investing involves increased risk and volatility.
  Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge ("CDSC"). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.
++The performance of the Pacific Capital New Asia Growth Fund is measured against the Morgan Stanley Capital International (MSCI) AC Far East Free Index (excluding Japan), which is unmanaged and is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                PACIFIC CAPITAL DIVERSIFIED FIXED INCOME FUND+
                   PORTFOLIO TEAM MANAGER: JANET E. KATAKURA

Growth of a $10,000 Investment

                             [PERFORMANCE GRAPH APPEARS HERE]


                             Merrill Lynch
Measurement period           Corporate & Government                                           Class Y
(Fiscal year Covered)        Master Index++           Class (A)*         Class (B)**         (No Load)
---------------------        ----------------------   ----------         ----------          ---------
FYE  7/31/88                 $10000                   $    9600          $   10000           $10000
FYE  7/31/89                 $11540                   $11116.62          $11579.80           $11622.51
FYE  7/31/90                 $12251                   $11570.04          $12052.11           $12119.21
FYE  7/31/91                 $13507                   $12680.13          $13208.47           $13327.82
FYE  7/31/92                 $15612                   $14681.44          $15293.16           $15463.57
FYE  7/31/93                 $17336                   $16604.57          $17296.41           $17533.11
FYE  7/31/94                 $17341                   $15979.16          $16644.94           $16903.97
FYE  7/31/95                 $19122                   $17604.41          $18337.88           $18813.16
FYE  7/31/96                 $20130                   $18246.08          $19006.22           $19529.19
FYE  7/31/97                 $21137                   $19926.06          $20756.52           $21347.43
FYE  7/31/98                 $22145                   $21441.87          $22286.86           $23043.51

For the 12-month period ended
7/31/98, the Diversified Fixed
Income Fund delivered a return
of 7.61% (returns are for Class
A without sales charge),
compared to a total return of
8.15% for its benchmark, the
Merrill Lynch Corporate and
Government Master Index. As of
7/31/98, the Fund's Class A
performance placed it in the top
10th percentile in the
Morningstar Corporate Bond--High
Quality Prospectus Objective
Category/1/.


                              AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------------------
                              AS OF
                            07/31/98      1 YEAR 5 YEAR 10 YEAR
                        ---------------------------------------
                        Class A Shares*   3.27%  4.40%   7.92%
                        Class B Shares**  3.37%  5.04%   8.34%
                        Class Y Shares
                         (No Load)        7.94%  5.62%   8.71%

                             *Reflects 4.0% Maximum Front-End Sales Charge.
                       **Reflects 5.0% Maximum Contingent Deferred Sales Charge.

The international economic situation caused a "flight to quality," which resulted in a widening spread for corporate debt instruments versus Treasury securities. This widening was most pronounced in the lower quality (BBB and lower) credits. We have concentrated the Funds holdings in the AA and AAA credits, which have widened slightly but have outperformed lower quality issues.

We continue to focus on high-quality names, and we will use the widening spread opportunities to slightly increase our corporate and government agency bond positions. Portfolio duration is 1.2 times the index duration, commensurate with our forecast for lower rates.
------------------------------------------------------------------------------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
/1/The Fund was rated number 28 out of 270 for its 12-month performance, as tracked in the Morningstar Corporate Bond--High Quality Prospectus Objective Category. The Fund is not ranked for 5- and 10-year periods due to commingled performance. The Morningstar ranking is based upon the total return and does not include a sales charge.
  +The quoted performance of the Pacific Capital Diversified Fixed Income Fund
   ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1988, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
   Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge ("CDSC"). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.
 ++The Merrill Lynch Corporate & Government Master Index is unmanaged and is generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                PACIFIC CAPITAL U.S. TREASURY SECURITIES FUND+
                      PORTFOLIO TEAM MANAGER: DAVE TODANI

Growth of a $10,000 Investment

                       [PERFORMANCE GRAPH APPEARS HERE]


                             Merrill
                             Lynch U.S.
                             Treasuries
Measurement period           All Maturity                            Class (Y)
(Fiscal year Covered)        Index++            Class (A)*           No Load
---------------------        ------------       ----------           ---------
FYE  7/31/88                 $10000              $    9600           $   10000
FYE  7/31/89                 $11541              $10964.30           $11453.59
FYE  7/31/90                 $12227              $11430.16           $11943.96
FYE  7/31/91                 $13436              $12461.70           $13064.80
FYE  7/31/92                 $15467              $14358.40           $15078.81
FYE  7/31/93                 $17152              $16022.18           $16847.64
FYE  7/31/94                 $17117              $15484.17           $16298.89
FYE  7/31/95                 $18788              $17055.56           $18002.54
FYE  7/31/96                 $19740              $17633.41           $18659.22
FYE  7/31/97                 $21744              $19162.71           $20323.77
FYE  7/31/98                 $23571              $20691.55           $21998.86




For the 12-month period ended
7/31/98, the U.S. Treasury
Securities Fund outperformed its
bench- mark, delivering a return
of 7.98% (returns are for Class
A without sales charge), versus
8.40% for the Merrill Lynch U.S.
Treasuries All Maturity Index.




                              AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------------------
                              AS OF
                            07/31/98      1 YEAR 5 YEAR 10 YEAR
                        ---------------------------------------
                        Class A Shares*   3.66%  4.39%   7.54%
                        Class Y Shares
                         (No Load)        8.24%  5.48%   8.20%

                        *Reflects 4.0% Maximum
                         Front-End Sales Charge.

The robust growth in the U.S.
economy showed signs of slowing
during May and July as problems
in Asia began to impact the
export sectors of the
economy. We believe market participants' growing recognition that the world economy could slow, and that earnings expectations for many companies were too high, proved favorable for the bond markets.

In our view, falling commodity prices, the lack of demand pressures, and austere fiscal policy around the world argue for a strong bond market in the months ahead. With the deflationary pressures growing, we will use periods of bond market weakness to extend duration to near the top of our strategic policy range.
------------------------------------------------------------------------------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
 +The quoted performance of the Pacific Capital U. S. Treasury Securities Fund
  ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1988, and prior to the Fund's commencement of operations on November 1, 1993, for the A Class, and on October 14, 1994, for the Y Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
++The Merrill Lynch U.S. Treasuries All Maturity Index represents the performance of both short-term and long-term U.S. Treasury bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

       PACIFIC CAPITAL SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND
                      PORTFOLIO TEAM MANAGER: DAVE TODANI

Growth of a $10,000 Investment

                       [PERFORMANCE GRAPH APPEARS HERE]


                             Merrill Lynch
Measurement period           3-5 Year U.S.                           Class (Y)
(Fiscal year Covered)        Treasury Index+     Class (A)*           No Load++
---------------------        ---------------     ---------           ----------

FYE 12/13/93                 $10000              $ 9775              $10000
FYE  7/31/94                 $ 9878              $ 9506              $ 9724
FYE  7/31/95                 $10766              $10103              $10363
FYE  7/31/96                 $11266              $10497              $10797
FYE  7/31/97                 $12316              $11223              $11573
FYE  7/31/98                 $13171              $11657              $12340

For the 12-month period ended
7/31/98, the Short Intermediate
U.S. Treasury Securities Fund
delivered a return of 6.27%
(returns are for Class A without
sales charge), versus a total
return of 6.94% for its
benchmark, the Merrill Lynch 3-
to 5-Year U.S. Treasury Index.


                              AVERAGE ANNUAL TOTAL RETURN
                        ----------------------------------------
                             AS OF               SINCE INCEPTION
                            07/31/98     1 YEAR     (12/13/93)
                        ----------------------------------------
                        Class A Shares*   3.87%       3.87%
                        Class Y Shares
                         (No Load)        6.62%       4.66%

                        *Reflects 2.25% Maximum Front-End
                         Sales Charge.

As stated in the U.S. Treasury
Securities Fund, the robust
growth in the U.S. economy
showed signs of
slowing during May and July as problems in Asia began to impact the export sectors of the economy. We believe market participants' growing recognition that the world economy could slow, and that earnings expectations for many companies were too high, proved favorable for the bond markets.

We will attempt to push the Fund's duration toward its upper limit, based upon our belief that it would be difficult for the Federal Reserve to maintain its tightening bias due to worldwide economic weakness and the lack of inflationary pressure. In fact, with the financial meltdown in Russia, the prospects of devaluation in Latin America and a second round in Asia, it may be more likely that the next Federal Reserve move will be toward easing interest rates.
------------------------------------------------------------------------------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
 +The performance of the Pacific Capital Short Intermediate U.S Treasury
  Securities Fund is measured against the Merrill Lynch 3-5-Year U.S. Treasury Index, which is unmanaged and is generally representative of the performance of short-term Treasury bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
++The performance for the Class Y Shares of the Pacific Capital Short
  Intermediate U.S. Treasury Securities Fund prior to 10/14/94 is based on the performance of the Class A Shares.

               PACIFIC CAPITAL TAX-FREE SECURITIES FUND/1/, /2/
                      PORTFOLIO TEAM MANAGER: YVONNE LIM

Growth of a $10,000 Investment

                       [PERFORMANCE GRAPH APPEARS HERE]

                             Lehman
                             Brothers
Measurement period           Municipal                                                   Class (Y)
(Fiscal year Covered)        Bond Index+         Class (A)*         Class (B)**          No Load
---------------------        -----------         ----------         -----------          ----------
FYE   7/31/88                $10000              $    9600           $   10000           $   10000
FYE   7/31/89                $11217              $10716.62           $11163.14           $11180.98
FYE   7/31/90                $11994              $11267.68           $11737.16           $11794.48
FYE   7/31/91                $13041              $12152.27           $12658.62           $12745.39
FYE   7/31/92                $14833              $13747.44           $14320.24           $14463.18
FYE   7/31/93                $16145              $14951.06           $15574.03           $15766.86
FYE   7/31/94                $16447              $14820.55           $15438.07           $15659.50
FYE   7/31/95                $17741              $15811.19           $16469.89           $16794.90
FYE   7/31/96                $18912              $16681.65           $17376.80           $17751.64
FYE   7/31/97                $20083              $18241.18           $19001.41           $19453.03
FYE   7/31/98                $21254              $19183.70           $19967.24           $20548.09

For the 12-month period ended
7/31/98, the Tax-Free Securities
Fund delivered a return of 5.17%
(returns are for Class A without
sales charge), versus a total
return of 5.99% for its
benchmark, the Lehman Brothers
Municipal Bond Index.

                              AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------------------
                              AS OF
                            07/31/98      1 YEAR 5 YEAR 10 YEAR
                        ---------------------------------------
                        Class A Shares*   0.98%  4.26%   6.73%
                        Class B Shares**  1.09%  4.93%   7.16%
                        Class Y Shares
                         (No Load)        5.63%  5.44%   7.47%

                *Reflects 4.0% Maximum Front-End Sales Charge.
               **Reflects 5.0% Maximum Contingent Deferred Sales Charge.

During the past quarter, the
U.S. bond market benefited from
the "flight to quality"
generated by the deepening
crisis in Asia, Russia and Latin
America. The municipal market,
however, did not
fully participate in the rally, as it did not benefit from the "flight to quality" that boosted the Treasury market. Unabated supply pressures, coupled with lackluster cashflows in municipal bond funds, have contributed to the weaker performance. Hawaii municipal bonds continue to trade cheap relative to the AAA curve. The yen's weakness has imposed hardship on the tourism sector, as it has curbed the number of Japanese visitors. We believe hopes of a recovery are tied to Asia's ability to implement financial reform.

We are still positioned longer than the index duration, and are actively looking for bonds with good call protection to replace refunded issues. The portfolio has a heavy emphasis on quality, as extremely tight spreads do not support the argument for credit sacrifice.
------------------------------------------------------------------------------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
/1/The Shareholder's income from the Fund may be subject to certain state and local taxes and, depending on your tax status, the Federal Alternative Minimum Tax.
/2/The quoted performance of the Pacific Capital Tax-Free Securities Fund
   ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1988, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge ("CDSC"). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.
 ++The Lehman Brothers Municipal Bond Index is unmanaged and is generally representative of a broad range of maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

      PACIFIC CAPITAL TAX-FREE SHORT INTERMEDIATE SECURITIES FUND/1/, /2/
                      PORTFOLIO TEAM MANAGER: YVONNE LIM


Growth of a $10,000 Investment

                       [PERFORMANCE GRAPH APPEARS HERE]


                             Lehman Brothers
Measurement period           5-Year Municipal                        Class Y
(Fiscal year Covered)        Bond Index++        Class (A)*          (No Load)
---------------------        ----------------    ----------          ---------

FYE  7/31/88                 $10000              $    9775           $10000
FYE  7/31/89                 $10802              $10223.52           $10493.82
FYE  7/31/90                 $11555              $10856.72           $11165.98
FYE  7/31/91                 $12547              $11569.07           $11934.15
FYE  7/31/92                 $14121              $12492.48           $12908.09
FYE  7/31/93                 $15054              $13020.15           $13497.94
FYE  7/31/94                 $15475              $13231.21           $13744.85
FYE  7/31/95                 $16626              $13704.07           $14313.63
FYE  7/31/96                 $17386              $14170.76           $14838.83
FYE  7/31/97                 $18646              $14886.92           $15633.43
FYE  7/31/98                 $19538              $15387.82           $16232.54

For the 12-month period ended
7/31/98, the Tax Free Short
Intermediate Securities Fund
delivered a return of 3.36%
(returns are for Class A without
sales charge), versus a total
return of 4.78% for its
benchmark, the Lehman Brothers
5-Year Municipal Bond Index.


                               AVERAGE ANNUAL TOTAL RETURN
                         ---------------------------------------
                              AS OF
                            07/31/98      1 YEAR 5 YEAR 10 YEAR
                        ---------------------------------------
                        Class A Shares*   1.08%  2.92%   4.40%
                        Class Y Shares
                         (No Load)        3.83%  3.76%   4.96%

                        *Reflects 2.25% Maximum Front-End Sales Charge.


As stated in the Tax-Free
Securities Fund, the U.S. bond
market benefited from the
"flight to quality"
generated by the deepening crisis in Asia, Russia and Latin America. The municipal market, however, did not fully participate in the rally as it did not benefit from the "flight to quality" that boosted the Treasury market. Unabated supply pressures, coupled with lackluster cashflows in municipal bond funds, have contributed to the weaker performance. Hawaii municipal bonds continue to trade cheap relative to the AAA curve. The yen's weakness has imposed hardship on the tourism sector, as it has curbed the number of Japanese visitors. We believe hopes of a recovery are tied to Asia's ability to implement financial reform.

We continue to maintain the maximum average maturity allowable by prospectus guidelines, because of our belief that the Federal Reserve will ease to prevent a global recession. The portfolio remains committed to very high quality, as credit and sector spreads are almost non-existent on the shorter end of the yield curve.
------------------------------------------------------------------------------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
/1/The Shareholder's income from the Fund may be subject to certain state and local taxes and, depending on your tax status, the Federal Alternative Minimum Tax.
/2/The quoted performance of the Pacific Capital Tax-Free Short Intermediate
   Securities Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to July 31, 1988, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
 ++The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index that tracks bonds with a maturity range of four to six years. It is important to note that the Fund may invest only in bonds with a maturity range of five years or less. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Pacific Capital Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Pacific Capital Funds (comprised of Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, and Tax-Free Short Intermediate Securities Fund) (the Funds) as of July 31, 1998, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Pacific Capital Funds as of July 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP

Columbus, Ohio
September 4, 1998

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1998

                             GROWTH      GROWTH AND    NEW ASIA    DIVERSIFIED
                             STOCK         INCOME       GROWTH     FIXED INCOME
                              FUND          FUND         FUND          FUND
                          ------------  ------------  -----------  ------------
        ASSETS:
Investments, at value
 (Cost $278,592,228;
 $135,532,907;
 $19,167,904; and
 $152,120,874,
 respectively)..........  $390,269,101  $172,765,472  $15,738,697  $157,868,950
Foreign currency (Cost
$134,543)...............           --            --       135,938           --
Interest and dividends
receivable..............       163,099       160,276       63,299     2,926,002
Receivable for capital
shares issued...........        24,509        20,953          --         10,870
Receivable from brokers
for investments sold....     3,571,187       822,553      356,884           --
Prepaid expenses and
other assets............        14,012         8,946          855         3,378
                          ------------  ------------  -----------  ------------
  Total Assets..........   394,041,908   173,778,200   16,295,673   160,809,200
                          ------------  ------------  -----------  ------------
      LIABILITIES:
Dividends payable.......           --            --           --         72,039
Payable for capital
shares redeemed.........         2,108           973          --          1,000
Payable to brokers for
investments purchased...     3,307,646           --           --            --
Unrealized losses on
forward foreign currency
contracts...............           --            --            10           --
Accrued expenses and
other payables:
 Investment advisory
  fees..................       276,026       122,375        7,092        61,444
 Administration fees....         6,920         3,089          265         2,826
 Distribution fees--A
  Class.................         2,997         1,452          359           317
 Distribution fees--B
  Class.................         1,111         1,642           58           158
 Fund accounting fees...         1,031           139          102            26
 Custodian fees.........         1,727         1,954       31,282         2,195
 Legal fees.............        25,010        10,345          486        10,249
 Audit fees.............        22,894         8,204        2,479         8,070
 Registration and filing
  fees..................        30,270         5,209        1,933         4,314
 Other..................        11,227         3,407        2,162         4,315
                          ------------  ------------  -----------  ------------
  Total Liabilities.....     3,688,967       158,789       46,228       166,953
                          ------------  ------------  -----------  ------------
      NET ASSETS:
Capital (no par value)..   214,516,016   115,871,150   26,859,667   155,959,801
Undistributed
(distributions in excess
of) net investment
income (loss)...........        (2,939)        4,407      (99,662)          --
Accumulated
undistributed net
realized gains (losses)
from investment
transactions............    64,162,991    20,511,289   (7,081,708)   (1,065,630)
Unrealized appreciation
(depreciation) from
investments.............   111,676,873    37,232,565   (3,429,207)    5,748,076
Unrealized appreciation
(depreciation) from
foreign currency
transactions............           --            --           355           --
                          ------------  ------------  -----------  ------------
  Net Assets............  $390,352,941  $173,619,411  $16,249,445  $160,642,247
                          ============  ============  ===========  ============
Net Assets
 A Class................  $ 13,777,233  $  6,730,172  $ 1,614,261  $  1,496,751
 B Class................     1,458,509     2,183,667       66,380       236,314
 Y Class................   375,117,199   164,705,572   14,568,804   158,909,182
                          ------------  ------------  -----------  ------------
  Total.................  $390,352,941  $173,619,411  $16,249,445  $160,642,247
                          ============  ============  ===========  ============
Outstanding units of
beneficial interest
(shares)
 A Class................       775,975       359,541      254,254       137,069
 B Class................        82,329       116,921       10,473        21,654
 Y Class................    21,066,498     8,785,704    2,286,069    14,448,098
                          ------------  ------------  -----------  ------------
  Total.................    21,924,802     9,262,166    2,550,796    14,606,821
                          ============  ============  ===========  ============
Net Asset Value
 A Class--redemption
  price per share.......  $      17.75  $      18.72  $      6.35  $      10.92
                          ============  ============  ===========  ============
 A Class--maximum sales
  charge................          4.00%         4.00%        5.25%         4.00%
                          ------------  ------------  -----------  ------------
 A Class--maximum
  offering price per
  share (100%/(100%-
  maximum sales charge)
  of net asset value
  adjusted to nearest
  cent).................  $      18.49  $      19.50  $      6.70  $      11.38
                          ============  ============  ===========  ============
 B Class--offering price
  per share*............  $      17.72  $      18.68  $      6.34  $      10.91
                          ============  ============  ===========  ============
 Y Class--offering and
  redemption price per
  share.................  $      17.81  $      18.75  $      6.37  $      11.00
                          ============  ============  ===========  ============

--------
* Redemption price per share varies based on length of time shares are held (Note 4).

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1998

                                        SHORT INTERMEDIATE                    TAX-FREE
                          U.S. TREASURY   U.S. TREASURY      TAX-FREE    SHORT INTERMEDIATE
                           SECURITIES       SECURITIES      SECURITIES       SECURITIES
                              FUND             FUND            FUND             FUND
                          ------------- ------------------ ------------  ------------------
        ASSETS:
Investments, at value
 (Cost $20,963,201;
 $24,676,544;
 $382,668,660; and
 $51,722,164,
 respectively)..........   $22,749,809     $25,172,367     $413,675,058     $52,161,604
Interest and dividends
receivable..............       537,011         350,279        4,659,424         551,127
Receivable for capital
shares issued...........         3,839             --               --              --
Receivable from brokers
for investments sold....           --              --         1,960,413             --
Prepaid expenses and
other assets............           649             844            6,625           1,454
                           -----------     -----------     ------------     -----------
  Total Assets..........    23,291,308      25,523,490      420,301,520      52,714,185
                           -----------     -----------     ------------     -----------
      LIABILITIES:
Dividends payable.......        10,713          10,721          163,032          15,958
Accrued expenses and
other payables:
 Investment advisory
  fees..................         6,915           6,870          160,332          17,825
 Administration fees....           407             424            7,359             865
 Distribution fees--A
  Class.................           230             139              554             102
 Distribution fees--B
  Class.................           --              --               226             --
 Fund accounting fees...           --              --               576             --
 Custodian fees.........           828             911            4,901           2,470
 Legal fees.............         1,562           2,345           27,895           4,434
 Audit fees.............         2,155           2,137           23,796           3,204
 Registration and filing
  fees..................            --           1,798           29,701           4,471
 Other..................           269           1,021           13,362           2,140
                           -----------     -----------     ------------     -----------
  Total Liabilities.....        23,079          26,366          431,734          51,469
                           -----------     -----------     ------------     -----------
      NET ASSETS:
Capital (no par value)..    25,455,448      24,988,144      386,491,279      52,023,228
Undistributed
 (distributions in
 excess of) net
 investment income
 (loss).................       (16,315)             40              --              --
Accumulated
 undistributed net
 realized gains (losses)
 from
 investment
 transactions...........    (3,957,512)         13,117        2,372,109         200,048
Unrealized appreciation
(depreciation) from
investments.............     1,786,608         495,823       31,006,398         439,440
                           -----------     -----------     ------------     -----------
  Net Assets............   $23,268,229     $25,497,124     $419,869,786     $52,662,716
                           ===========     ===========     ============     ===========
Net Assets
 A Class................   $ 1,090,358     $   653,874     $  3,054,248     $   478,094
 B Class................           --              --           271,847             --
 Y Class................    22,177,871      24,843,250      416,543,691      52,184,622
                           -----------     -----------     ------------     -----------
  Total.................   $23,268,229     $25,497,124     $419,869,786     $52,662,716
                           ===========     ===========     ============     ===========
Outstanding units of
beneficial interest
(shares)
 A Class................       113,832          67,852          281,810          47,363
 B Class................           --              --            25,091             --
 Y Class................     2,313,582       2,572,899       38,297,933       5,142,262
                           -----------     -----------     ------------     -----------
  Total.................     2,427,414       2,640,751       38,604,834       5,189,625
                           ===========     ===========     ============     ===========
Net Asset Value
 A Class--redemption
  price per share.......   $      9.58     $      9.64     $      10.84     $     10.09
                           ===========     ===========     ============     ===========
 A Class--maximum sales
  charge................          4.00%           2.25%            4.00%           2.25%
                           -----------     -----------     ------------     -----------
 A Class--maximum
  offering price per
  share
  (100%/(100%-maximum
  sales charge) of net
  asset
  value adjusted to
  nearest cent).........   $      9.98     $      9.86     $      11.29     $     10.32
                           ===========     ===========     ============     ===========
Net Asset Value
 B Class--offering price
  per share*............   $       --      $       --      $      10.83     $       --
                           ===========     ===========     ============     ===========
 Y Class--offering and
  redemption price per
  share.................   $      9.59     $      9.66     $      10.88     $     10.15
                           ===========     ===========     ============     ===========

--------
* Redemption price per share varies based on length of time shares are held (Note 4).

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1998

                                         GROWTH AND     NEW ASIA    DIVERSIFIED
                          GROWTH STOCK     INCOME        GROWTH     FIXED INCOME
                              FUND          FUND          FUND          FUND
                          ------------  ------------  ------------  ------------
INVESTMENT INCOME:
Interest income.........  $        --   $      5,787  $        --   $ 9,444,163
Dividend income.........     3,051,276     2,115,440       617,808      100,433
Withholding tax.........        (3,988)         (275)      (23,732)         --
                          ------------  ------------  ------------  -----------
  Total Income..........     3,047,288     2,120,952       594,076    9,544,596
                          ------------  ------------  ------------  -----------
EXPENSES:
Investment advisory
fees....................     2,468,860     1,153,390       164,957      897,228
Administration fees.....       618,214       288,600        36,657      299,076
Distribution fees--A
Class...................        82,920        37,528        18,021       10,345
Distribution fees--B
Class...................         3,029         3,871           215          380
Custodian fees..........        25,992        16,369        92,514       12,315
Accounting fees.........        95,895        46,806        15,396       50,336
Legal fees..............        45,031        20,272        22,802       17,752
Audit fees..............        27,305        14,754         2,896        8,680
Trustees' fees and
expenses................        22,034         9,858         1,313        8,886
Transfer agent fees.....        35,498        33,972        26,370       32,655
Registration and filing
fees....................        33,126         6,239         2,934        5,340
Printing costs..........        42,656        19,582        24,259       12,586
Other...................         7,601         4,588           414        5,279
                          ------------  ------------  ------------  -----------
  Total expenses before
  voluntary fee
  reductions............     3,508,161     1,655,829       408,748    1,360,858
  Expenses voluntarily
  reduced...............      (179,745)      (82,959)      (48,676)    (202,819)
                          ------------  ------------  ------------  -----------
  Net Expenses..........     3,328,416     1,572,870       360,072    1,158,039
                          ------------  ------------  ------------  -----------
Net Investment Income
(Loss)..................      (281,128)      548,082       234,004    8,386,557
                          ------------  ------------  ------------  -----------
REALIZED/UNREALIZED
GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains
(losses) from investment
transactions............    80,853,461    25,362,538    (7,081,708)   1,495,447
Net realized gains
(losses) from foreign
currency transactions...           --            --       (234,378)         --
Net change in unrealized
appreciation
(depreciation) from
investments.............   (13,215,903)       (4,884)   (5,104,722)   1,593,062
Net change in unrealized
 appreciation
 (depreciation) from
 foreign currency
 transactions...........           --            --         13,266          --
                          ------------  ------------  ------------  -----------
Net realized/unrealized
gains (losses) from
investments.............    67,637,558    25,357,654   (12,407,542)   3,088,509
                          ------------  ------------  ------------  -----------
Change in net assets
resulting from
operations..............  $ 67,356,430  $ 25,905,736  $(12,173,538) $11,475,066
                          ============  ============  ============  ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1998

                                        SHORT INTERMEDIATE                   TAX-FREE
                          U.S. TREASURY   U.S. TREASURY     TAX-FREE    SHORT INTERMEDIATE
                           SECURITIES       SECURITIES     SECURITIES       SECURITIES
                              FUND             FUND           FUND             FUND
                          ------------- ------------------ -----------  ------------------
INVESTMENT INCOME:
Interest income.........   $1,484,270       $1,782,413     $20,499,344      $2,119,509
Dividend income.........       11,517           14,426          59,233          31,603
                           ----------       ----------     -----------      ----------
  Total Income..........    1,495,787        1,796,839      20,558,577       2,151,112
                           ----------       ----------     -----------      ----------
EXPENSES:
Investment advisory
fees....................      137,647          149,837       2,237,411         238,731
Administration fees.....       45,882           59,935         745,804          95,492
Distribution fees--A
Class...................        7,955            4,560          18,328           4,318
Distribution fees--B
Class...................          --               --              579             --
Custodian fees..........        4,272            4,994          31,413          12,600
Accounting fees.........        8,904           11,124         140,761          19,894
Legal fees..............        1,761            2,307          52,342           2,529
Audit fees..............        2,806            2,561          28,273           3,292
Trustees' fees and
expenses................        1,287            2,076          25,247           3,303
Transfer agent fees.....       26,023           26,604          37,329          23,529
Registration and filing
fees....................          357            2,045          31,470           4,671
Printing costs..........        2,033            3,774          40,929           9,172
Other...................          595            1,287          12,875           3,110
                           ----------       ----------     -----------      ----------
  Total expenses before
  voluntary fee
  reductions............      239,522          271,104       3,402,761         420,641
  Expenses voluntarily
  reduced...............      (47,633)         (77,936)       (527,043)        (58,373)
                           ----------       ----------     -----------      ----------
  Net Expenses..........      191,889          193,168       2,875,718         362,268
                           ----------       ----------     -----------      ----------
Net Investment Income
(Loss)..................    1,303,898        1,603,671      17,682,859       1,788,844
                           ----------       ----------     -----------      ----------
REALIZED/UNREALIZED
GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains
(losses) from investment
transactions............      144,578          164,505       2,987,336         244,498
Net change in unrealized
 appreciation
 (depreciation) from
 investments............      311,969           82,834        (459,271)       (310,212)
                           ----------       ----------     -----------      ----------
Net realized/unrealized
gains (losses) from
investments.............      456,547          247,339       2,528,065         (65,714)
                           ----------       ----------     -----------      ----------
Change in net assets
resulting from
operations..............   $1,760,445       $1,851,010     $20,210,924      $1,723,130
                           ==========       ==========     ===========      ==========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                               GROWTH STOCK FUND          GROWTH AND INCOME FUND         NEW ASIA GROWTH FUND
                          ----------------------------  ----------------------------  ---------------------------
                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR
                              ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                          JULY 31, 1998  JULY 31, 1997  JULY 31, 1998  JULY 31, 1997  JULY 31, 1998 JULY 31, 1997
                          -------------  -------------  -------------  -------------  ------------- -------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
 (loss).................  $   (281,128)  $    820,755   $    548,082   $    754,342    $   234,004   $    69,565
 Net realized gains
  (losses) from
  investment
  transactions..........    80,853,461     18,904,660     25,362,538      7,101,576     (7,081,708)    1,836,689
 Net realized gains
  (losses) on foreign
  currency transactions.           --             --             --             --        (234,378)      (80,544)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........   (13,215,903)    54,151,452         (4,884)    31,411,841     (5,104,722)    2,113,745
 Net change in
  unrealized
  appreciation
  (depreciation) from
  foreign currency
  transactions..........           --             --             --             --          13,266       (13,022)
                          ------------   ------------   ------------   ------------    -----------   -----------
Change in net assets
 resulting from
 operations.............    67,356,430     73,876,867     25,905,736     39,267,759    (12,173,538)    3,926,433
                          ------------   ------------   ------------   ------------    -----------   -----------
DISTRIBUTIONS TO A CLASS
SHAREHOLDERS:
 From net investment
 income.................           --         (13,022)       (11,210)        (9,645)           --           (770)
 In excess of net
 investment income......        (3,666)        (3,861)           --          (2,559)           --           (714)
 From net realized
 gains..................    (1,563,676)           (24)      (376,436)       (74,382)      (256,220)      (24,563)
DISTRIBUTIONS TO B CLASS
SHAREHOLDERS:
 From net investment
 income.................           --             --             (16)           --             --            --
DISTRIBUTIONS TO Y CLASS
SHAREHOLDERS:
 From net investment
 income.................           --        (857,427)      (577,057)      (719,837)       (34,752)      (15,241)
 In excess of net
 investment income......      (207,716)       (17,466)           --             --             --            --
 From net realized
 gains..................   (29,415,345)          (777)   (10,964,762)    (3,890,622)    (1,580,467)     (130,393)
                          ------------   ------------   ------------   ------------    -----------   -----------
Change in net assets
 from shareholder
 distributions..........   (31,190,403)      (892,577)   (11,929,481)    (4,697,045)    (1,871,439)     (171,681)
                          ------------   ------------   ------------   ------------    -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................    61,390,872     39,726,376     61,397,118     45,972,983     10,910,662    11,076,770
 Proceeds from shares
  issued in conjunction
  with common trust
  fund conversion.......   120,286,123            --             --             --             --            --
 Dividends reinvested...    30,004,614         92,112     11,214,838      2,407,024      1,781,940       103,064
 Cost of shares
 redeemed...............   (65,643,901)   (82,478,968)   (40,516,157)   (30,990,437)    (4,232,779)   (3,558,390)
                          ------------   ------------   ------------   ------------    -----------   -----------
Change in net assets
 from share
 transactions...........   146,037,708    (42,660,480)    32,095,799     17,389,570      8,459,823     7,621,444
                          ------------   ------------   ------------   ------------    -----------   -----------
Change in net assets....   182,203,735     30,323,810     46,072,054     51,960,284     (5,585,154)   11,376,196
NET ASSETS:
 Beginning of period....   208,149,206    177,825,396    127,547,357     75,587,073     21,834,599    10,458,403
                          ------------   ------------   ------------   ------------    -----------   -----------
 End of period..........  $390,352,941   $208,149,206   $173,619,411   $127,547,357    $16,249,445   $21,834,599
                          ============   ============   ============   ============    ===========   ===========
 Undistributed
  (distributions in
  excess of) net
  investment income
  (loss)................  $     (2,939)  $    (14,687)  $      4,407   $     44,608    $   (99,662)  $   (64,536)
                          ------------   ------------   ------------   ------------    -----------   -----------
SHARES TRANSACTIONS:
 Issued.................     3,654,051      2,786,983      3,473,316      3,234,048      1,257,574       902,626
 Shares issued in
  conjunction with
  common trust
  fund conversion.......     8,205,056            --             --             --             --            --
 Reinvested.............     1,991,083          6,775        692,899        178,441        202,979         8,369
 Redeemed...............    (3,860,118)    (5,810,150)    (2,291,282)    (2,162,896)      (476,926)     (283,285)
                          ------------   ------------   ------------   ------------    -----------   -----------
Change in shares........     9,990,072     (3,016,392)     1,874,933      1,249,593        983,627       627,710
                          ============   ============   ============   ============    ===========   ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SHORT INTERMEDIATE
                               DIVERSIFIED FIXED               U.S. TREASURY               U.S. TREASURY
                                  INCOME FUND                 SECURITIES FUND             SECURITIES FUND
                          ----------------------------  --------------------------- ---------------------------
                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                              ENDED          ENDED          ENDED         ENDED         ENDED         ENDED
                          JULY 31, 1998  JULY 31, 1997  JULY 31, 1998 JULY 31, 1997 JULY 31, 1998 JULY 31, 1997
                          -------------  -------------  ------------- ------------- ------------- -------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
 (loss).................  $  8,386,557   $  8,212,087    $ 1,303,898   $ 1,418,321   $ 1,603,671   $ 1,307,440
 Net realized gains
  (losses) from
  investment
  transactions..........     1,495,447     (2,549,993)       144,578      (192,623)      164,505       (52,500)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........     1,593,062      7,498,463        311,969       873,271        82,834       504,853
                          ------------   ------------    -----------   -----------   -----------   -----------
Change in net assets
 resulting from
 operations.............    11,475,066     13,160,557      1,760,445     2,098,969     1,851,010     1,759,793
                          ------------   ------------    -----------   -----------   -----------   -----------
DISTRIBUTIONS TO A CLASS
 SHAREHOLDERS:
 From net investment
 income.................       (73,933)       (61,085)       (57,773)      (52,996)      (31,037)      (38,945)
 In excess of net
 investment income......           --             --             --         (7,810)          --            --
 From net realized
 gains..................           --         (10,239)           --            --            --            --
DISTRIBUTIONS TO B CLASS
 SHAREHOLDERS:
 From net investment
 income.................        (1,753)           --             --            --            --            --
DISTRIBUTIONS TO Y CLASS
 SHAREHOLDERS:
 From net investment
 income.................    (8,310,871)    (8,151,002)    (1,246,125)   (1,365,325)   (1,572,634)   (1,268,495)
 In excess of net
 investment income......           --             --             --        (32,190)          --            --
 From net realized
 gains..................           --      (1,342,055)           --            --            --            --
                          ------------   ------------    -----------   -----------   -----------   -----------
Change in net assets
 from shareholder
 distributions..........    (8,386,557)    (9,564,381)    (1,303,898)   (1,458,321)   (1,603,671)   (1,307,440)
                          ------------   ------------    -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................    49,530,803     45,518,283        543,006     1,643,143     7,264,845    12,120,256
 Proceeds from shares
  issued in conjunction
  with common trust
  fund conversion.......     8,914,400            --             --            --      9,573,342           --
 Dividends reinvested...       133,327        669,521      1,250,973     1,415,273        62,108        92,421
 Cost of shares
 redeemed...............   (34,710,871)   (78,932,125)    (3,901,485)   (3,007,324)  (18,990,957)  (10,025,991)
                          ------------   ------------    -----------   -----------   -----------   -----------
Change in net assets
 from share
 transactions...........    23,867,659    (32,744,321)    (2,107,506)       51,092    (2,090,662)    2,186,686
                          ------------   ------------    -----------   -----------   -----------   -----------
Change in net assets....    26,956,168    (29,148,145)    (1,650,959)      691,740    (1,843,323)    2,639,039
NET ASSETS:
 Beginning of period....   133,686,079    162,834,224     24,919,188    24,227,448    27,340,447    24,701,408
                          ------------   ------------    -----------   -----------   -----------   -----------
 End of period..........  $160,642,247   $133,686,079    $23,268,229   $24,919,188   $25,497,124   $27,340,447
                          ============   ============    ===========   ===========   ===========   ===========
 Undistributed
  (distributions in
  excess of) net
  investment income
  (loss)................           --             --     $   (16,315)  $   (35,524)  $        40   $        40
                          ------------   ------------    -----------   -----------   -----------   -----------
SHARE TRANSACTIONS:
 Issued.................     4,558,111      4,316,676         56,958       178,092       755,987     1,287,668
 Shares issued in
  conjunction with
  common trust
  fund conversion.......       817,085            --             --            --        995,150           --
 Reinvested.............        12,291         62,706        132,081       153,769         6,482         9,773
 Redeemed...............    (3,179,936)    (7,448,705)      (418,790)     (325,626)   (1,975,578)   (1,060,313)
                          ------------   ------------    -----------   -----------   -----------   -----------
Change in shares........     2,207,551     (3,069,323)      (229,751)        6,235      (217,959)      237,128
                          ============   ============    ===========   ===========   ===========   ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        TAX-FREE SHORT INTERMEDIATE
                           TAX-FREE SECURITIES FUND           SECURITIES FUND
                          ----------------------------  ---------------------------
                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR
                              ENDED          ENDED          ENDED         ENDED
                          JULY 31, 1998  JULY 31, 1997  JULY 31, 1998 JULY 31, 1997
                          -------------  -------------  ------------- -------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
 (loss).................  $ 17,682,859   $ 14,235,541    $ 1,788,844   $ 1,491,501
 Net realized gains
  (losses) from
  investment
  transactions..........     2,987,336      1,060,114        244,498       240,632
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........      (459,271)    11,477,661       (310,212)      306,192
                          ------------   ------------    -----------   -----------
Change in net assets
resulting from
operations..............    20,210,924     26,773,316      1,723,130     2,038,325
                          ------------   ------------    -----------   -----------
DISTRIBUTIONS TO A CLASS
SHAREHOLDERS:
 From net investment
 income.................      (109,666)       (58,439)       (20,127)      (28,544)
 From net realized
 gains..................       (12,546)        (3,793)        (3,439)         (986)
DISTRIBUTIONS TO B CLASS
SHAREHOLDERS:
 From net investment
 income.................        (2,202)           --             --            --
DISTRIBUTIONS TO Y CLASS
SHAREHOLDERS:
 From net investment
 income.................   (17,570,991)   (14,177,102)    (1,768,717)   (1,462,957)
 From net realized
 gains..................    (1,612,136)    (1,632,634)      (214,455)      (49,244)
                          ------------   ------------    -----------   -----------
Change in net assets
from shareholder
distributions...........   (19,307,541)   (15,871,968)    (2,006,738)   (1,541,731)
                          ------------   ------------    -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued.................    47,935,386     33,235,182     11,343,317     6,196,477
 Proceeds from shares
  issued in conjunction
  with common trust
  fund conversion.......   104,600,137            --      12,804,860           --
 Dividends reinvested...     1,683,385      1,633,767        233,743        67,282
 Cost of shares
 redeemed...............   (34,561,801)   (35,963,665)    (9,569,958)   (8,549,132)
                          ------------   ------------    -----------   -----------
Change in net assets
from share transactions.   119,657,107     (1,094,716)    14,811,962    (2,285,373)
                          ------------   ------------    -----------   -----------
Change in net assets....   120,560,490      9,806,632     14,528,354    (1,788,779)
NET ASSETS:
 Beginning of period....   299,309,296    289,502,664     38,134,362    39,923,141
                          ------------   ------------    -----------   -----------
 End of period..........  $419,869,786   $299,309,296    $52,662,716   $38,134,362
                          ============   ============    ===========   ===========
SHARE TRANSACTIONS:
 Issued.................     4,423,856      3,152,571      1,113,577       613,972
 Shares issued in
  conjunction with
  common trust
  fund conversion.......     9,658,369            --       1,259,082           --
 Reinvested.............       156,129        153,874         23,054         6,643
 Redeemed...............    (3,191,771)    (3,412,859)      (941,882)     (845,154)
                          ------------   ------------    -----------   -----------
Change in shares........    11,046,583       (106,414)     1,453,831      (224,539)
                          ============   ============    ===========   ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
GROWTH STOCK FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS (97.61%)
 Beverages (3.23%)
    70,323 Coca-Cola Co..........................................   $  5,674,187
   178,374 PepsiCo, Inc..........................................      6,923,141
                                                                    ------------
                                                                      12,597,328
                                                                    ------------
 Chemicals (2.31%)
    71,083 Praxair, Inc..........................................      3,500,837
    91,468 Sherwin Williams Co...................................      2,915,543
    90,039 Sigma-Aldrich.........................................      2,599,876
                                                                    ------------
                                                                       9,016,256
                                                                    ------------
 Computers & Peripherals (6.84%)
   133,451 Cisco Systems (b).....................................     12,777,933
   225,665 Compaq Computer Corp..................................      7,418,737
    18,070 Dell Computer Corp. (b)...............................      1,962,289
    95,698 Sun Microsystems, Inc. (b)............................      4,521,731
                                                                    ------------
                                                                      26,680,690
                                                                    ------------
 Electrical Equipment (4.98%)
    81,160 Emerson Electric Co...................................      4,823,948
   128,391 General Electric Co...................................     11,466,920
    79,994 SCI Systems, Inc. (b).................................      3,149,764
                                                                    ------------
                                                                      19,440,632
                                                                    ------------
 Environmental Services (1.29%)
    91,525 Waste Management Inc. (b).............................      5,045,316
                                                                    ------------
 Financial Services (2.89%)
   153,760 Firstplus Financial Group (b).........................      5,996,640
    38,660 Franklin Resources, Inc...............................      1,684,126
   107,845 MBNA Corp.............................................      3,612,808
                                                                    ------------
                                                                      11,293,574
                                                                    ------------
 Food Processing & Packaging (3.75%)
   168,421 Sara Lee Corp.........................................      8,442,103
   120,545 Suiza Foods Corp. (b).................................      6,177,931
                                                                    ------------
                                                                      14,620,034
                                                                    ------------
 Funeral Services (2.17%)
   223,583 Service Corp. International...........................      8,468,206
                                                                    ------------
 Health Care (2.09%)
    48,825 Guidant Corp..........................................      3,628,308

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Health Care, continued
   192,046 Health Management Associates,
            Inc. (b).............................................   $  4,513,081
                                                                    ------------
                                                                       8,141,389
                                                                    ------------
 Household Products (2.47%)
   187,313 Newell Co.............................................      9,646,620
                                                                    ------------
 Insurance (8.17%)
   397,791 Conseco, Inc..........................................     16,707,216
   226,831 Travelers, Inc........................................     15,197,677
                                                                    ------------
                                                                      31,904,893
                                                                    ------------
 Medical Supplies (1.12%)
   110,405 Arterial Vascular Engineering (b).....................      4,360,998
                                                                    ------------
 Miscellaneous Manufacturer (0.90%)
    62,798 Illinois Tool Works, Inc..............................      3,520,613
                                                                    ------------
 Oil & Gas Exploration, Production, & Services (0.78%)
   115,590 Ultramar Diamond Shamrock Corp........................      3,027,013
                                                                    ------------
 Pharmaceuticals (14.28%)
    95,386 Abbott Laboratories...................................      3,964,481
    76,360 Bristol Myers Squibb Co...............................      8,700,267
   121,072 Lilly (Eli) & Co......................................      8,142,092
   155,768 Pfizer, Inc...........................................     17,134,479
    70,261 Pharmacia & Upjohn....................................      3,328,615
    61,330 Schering-Plough Corp..................................      5,933,678
   113,370 Warner Lambert Co.....................................      8,566,521
                                                                    ------------
                                                                      55,770,133
                                                                    ------------
 Retail (8.04%)
   208,261 Dollar General Corp...................................      8,538,701
    61,690 Gap, Inc..............................................      3,678,266
   141,926 Kohl's Corp. (b)......................................      6,954,374
    88,635 Ross Stores, Inc......................................      3,728,210
   134,630 Wal-Mart Stores, Inc..................................      8,498,519
                                                                    ------------
                                                                      31,398,070
                                                                    ------------
 Savings & Loans (1.57%)
   153,337 Washington Mutual.....................................      6,123,896
                                                                    ------------
 Semiconductors (1.69%)
    78,210 Intel Corp............................................      6,603,857
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
GROWTH STOCK FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Software & Computer Services (17.40%)
   151,384 America Online, Inc. (b)..............................   $ 17,711,928
   121,320 BMC Software, Inc. (b)................................      5,982,593
    98,146 Computer Associates International, Inc................      3,257,220
   120,081 Compuware Corp. (b)...................................      6,461,859
   243,320 HBO & Co..............................................      7,170,336
   105,778 Microsoft Corp. (b)...................................     11,648,802
    91,552 Networks Associates (b)...............................      4,365,910
    84,480 Peoplesoft, Inc. (b)..................................      3,183,840
   206,765 Sterling Commerce, Inc. (b)...........................      8,180,140
                                                                    ------------
                                                                      67,962,628
                                                                    ------------
 Telecommunications-Services and Equipment (5.87%)
    55,465 Ciena Corp. (b).......................................      4,107,877
    98,410 Lucent Technologies, Inc..............................      9,096,773
    63,200 Nokia Corp.--ADR......................................      5,506,300
    71,410 Northern Telecom Ltd..................................      4,195,338
                                                                    ------------
                                                                      22,906,288
                                                                    ------------
 Transportation--Air (1.69%)
   200,113 Southwest Airlines Co.................................      6,591,222
                                                                    ------------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Utilities--Telecommunications (4.08%)
   130,334 Century Telephone Enterprises, Inc...................   $  6,484,117
   178,460 WorldCom, Inc. (b)...................................      9,436,072
                                                                   ------------
                                                                     15,920,189
                                                                   ------------
  Total Common Stocks (Cost--$269,358,494)                          381,039,845
                                                                   ------------
 DEPOSITORY RECEIPTS (0.52%)
    18,000 S & P 500 Depository Receipt.........................      2,013,750
                                                                   ------------
  Total Depository Receipts (Cost--$2,018,228)                        2,013,750
                                                                   ------------
 INVESTMENT COMPANY (1.85%)
 7,215,506 The One Group Prime Money Market Fund (Fiduciary
            Shares).............................................      7,215,506
                                                                   ------------
  Total Investment Company (Cost--$7,215,506)                         7,215,506
                                                                   ------------
  Total Investments (Cost--$278,592,228)
   (a)--99.98%                                                      390,269,101
                                                                   ------------
  Other assets in excess of liabilities--0.02%                           83,840
                                                                   ------------
  Total Net Assets--100.0%                                         $390,352,941
                                                                   ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $16,155. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation........... $120,852,828
   Unrealized
   depreciation...........   (9,192,110)
                           ------------
   Net unrealized
   appreciation........... $111,660,718
                           ============

(b)Non income producing security

ADR--American Depository Receipt

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
GROWTH AND INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS (97.24%)
 Aerospace/Defense (0.47%)
    20,000 B. F. Goodrich Co.....................................   $    811,250
                                                                    ------------
 Automotive (0.94%)
    28,800 Ford Motor Co.........................................      1,639,800
                                                                    ------------
 Banks (4.70%)
    27,375 BankAmerica Corp......................................      2,456,906
    20,000 Chase Manhattan Corp..................................      1,512,500
    40,000 North Fork Bancorp....................................        975,000
    69,925 U.S. Bancorp..........................................      3,216,550
                                                                    ------------
                                                                       8,160,956
                                                                    ------------
 Beverages (1.72%)
    76,975 PepsiCo, Inc..........................................      2,987,592
                                                                    ------------
 Business Equipment & Services (1.98%)
    35,000 Miller (Herman), Inc..................................        971,250
    19,687 Paychex, Inc. ........................................        796,093
    33,000 Pitney Bowes, Inc.....................................      1,666,500
                                                                    ------------
                                                                       3,433,843
                                                                    ------------
 Chemicals (1.91%)
    60,750 Air Products & Chemical, Inc..........................      2,126,250
    37,550 Sherwin Williams Co...................................      1,196,906
                                                                    ------------
                                                                       3,323,156
                                                                    ------------
 Computers & Peripherals (7.09%)
    61,700 Cisco Systems (b).....................................      5,907,775
    61,550 Compaq Computer Corp. ................................      2,023,456
    45,800 EMC Corp. (b).........................................      2,244,200
    45,075 Sun Microsystems, Inc. (b)............................      2,129,794
                                                                    ------------
                                                                      12,305,225
                                                                    ------------
 Electrical Equipment (4.17%)
    42,750 General Electric Co...................................      3,818,110
    38,950 SCI Systems, Inc. (b).................................      1,533,656
    39,450 Solectron Corp. (b)...................................      1,893,600
                                                                    ------------
                                                                       7,245,366
                                                                    ------------
 Environmental Services (2.16%)
    63,625 U. S. Filter Corp. (b)................................      1,717,875
    36,825 Waste Management, Inc. (b)............................      2,029,978
                                                                    ------------
                                                                       3,747,853
                                                                    ------------

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Financial Services (6.88%)
   106,995 Alliance Capital Management...........................   $  2,741,746
    30,000 Federal Home Loan Services............................      1,417,500
    41,000 Franklin Resources, Inc...............................      1,786,063
    32,550 Household International, Inc..........................      1,619,363
    60,012 MBNA Corp.............................................      2,010,402
    66,850 T. Rowe Price Associates, Inc.........................      2,373,175
                                                                    ------------
                                                                      11,948,249
                                                                    ------------
 Food Processing & Packaging (0.59%)
    19,000 Campbell Soup Co. ....................................      1,026,000
                                                                    ------------
 Funeral Services (1.22%)
    55,740 Service Corp. International...........................      2,111,153
                                                                    ------------
 Health Care (3.35%)
    30,925 Guidant Corp..........................................      2,298,114
   104,100 Health Management Associates,
            Inc. (b).............................................      2,446,350
    35,000 Total Renal Care Holdings, Inc. (b)...................      1,065,313
                                                                    ------------
                                                                       5,809,777
                                                                    ------------
 Household Products (2.47%)
    29,775 Avery Dennison Corp. .................................      1,713,923
    50,000 Newell Co.............................................      2,575,000
                                                                    ------------
                                                                       4,288,923
                                                                    ------------
 Insurance (6.93%)
   103,592 Conseco, Inc..........................................      4,350,884
    32,700 Exel Ltd..............................................      2,552,644
    62,250 Marsh & McLennan Co., Inc.............................      3,801,141
    19,750 Travelers, Inc........................................      1,323,250
                                                                    ------------
                                                                      12,027,919
                                                                    ------------
 Leisure--Recreation, Gaming (1.30%)
    61,200 Carnival Corp. Cruise Lines...........................      2,260,575
                                                                    ------------
 Machinery--Diversified (0.67%)
    22,125 Sundstrand Corp.......................................      1,157,414
                                                                    ------------
 Oil & Gas Exploration, Production, & Services (4.64%)
    20,000 Diamond Offshore Drilling.............................        656,250
    41,150 Exxon Corp. ..........................................      2,885,644
    14,400 Mobil Corp. ..........................................      1,004,400
    30,375 Schlumberger Ltd......................................      1,839,586
    64,000 Ultramar Diamond Shamrock Corp........................      1,676,000
                                                                    ------------
                                                                       8,061,880
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
GROWTH AND INCOME FUND

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 JULY 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Pharmaceuticals (9.22%)
   37,000  Lilly (Eli) & Co......................................   $  2,488,250
   20,000  Merck & Co. Inc.......................................      2,466,250
   42,550  Pfizer, Inc...........................................      4,680,499
   34,950  Pharmacia & Upjohn....................................      1,655,756
   27,850  Schering-Plough Corp..................................      2,694,488
   26,925  Warner Lambert Co.....................................      2,034,520
                                                                    ------------
                                                                      16,019,763
                                                                    ------------
 Publishing (1.59%)
   33,675  McGraw Hill, Inc......................................      2,759,245
                                                                    ------------
 Restaurants (0.59%)
   24,424  Starbucks Corp. (b)...................................      1,022,755
                                                                    ------------
 Retail (6.06%)
   72,784  Dollar General Corp...................................      2,984,144
   45,000  Gap, Inc. ............................................      2,683,125
   58,500  Kohl's Corp. (b)......................................      2,866,500
   46,000  Walgreen Co...........................................      1,986,625
                                                                    ------------
                                                                      10,520,394
                                                                    ------------
 Savings & Loans (2.34%)
   32,200  Greenpoint Financial Corp.............................      1,277,938
   69,693  Washington Mutual.....................................      2,783,364
                                                                    ------------
                                                                       4,061,302
                                                                    ------------
 Semiconductors (0.81%)
   16,575  Intel Corp............................................      1,399,552
                                                                    ------------
 Software & Computer Services (8.24%)
   10,000  America Online, Inc. (b)..............................      1,170,000
   46,400  Cadence Design Systems, Inc. (b)......................      1,336,900
   44,300  Compuware Corp. (b)...................................      2,383,894
   90,300  HBO & Co..............................................      2,661,028
   37,175  Microsoft Corp. (b)...................................      4,093,896
   25,000  Peoplesoft, Inc. (b)..................................        942,188
   43,400  Sterling Commerce, Inc. (b)...........................      1,717,013
                                                                    ------------
                                                                      14,304,919
                                                                    ------------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Telecommunications--Services and Equipment (4.13%)
    25,000 Ciena Corp. (b)......................................   $  1,851,563
    34,000 Lucent Technologies, Inc.............................      3,142,875
    25,000 Nokia Corp.--ADR.....................................      2,178,125
                                                                   ------------
                                                                      7,172,563
                                                                   ------------
 Tobacco & Tobacco Products (2.78%)
   110,000 Philip Morris Cos., Inc..............................      4,819,375
                                                                   ------------
 Transportation (0.99%)
    34,875 Kansas City Southern Industries......................      1,713,234
                                                                   ------------
 Utilities--Electric (1.38%)
    93,775 Southern Co..........................................      2,391,263
                                                                   ------------
 Utilities--Telecommunications (5.92%)
    33,937 Century Telephone Enterprises, Inc...................      1,688,366
    43,025 Cincinnati Bell, Inc.................................      1,382,178
    65,650 GTE Corp. ...........................................      3,569,719
    63,150 SBC Communications...................................      2,581,256
    20,000 WorldCom, Inc. (b)...................................      1,057,500
                                                                   ------------
                                                                     10,279,019
                                                                   ------------
  Total Common Stocks (Cost--$131,575,262)                          168,810,315
                                                                   ------------
 DEPOSITORY RECEIPTS (0.64%)
    10,000 S & P 500 Depository Receipt.........................      1,118,750
                                                                   ------------
  Total Depository Receipts (Cost--$1,121,238)                        1,118,750
                                                                   ------------
 INVESTMENT COMPANY (1.63%)
 2,836,407 The One Group Prime Money Market Fund, (Fiduciary
            Shares).............................................      2,836,407
                                                                   ------------
  Total Investment Company (Cost--$2,836,407)                         2,836,407
                                                                   ------------
  Total Investments (Cost--$135,532,907) (a)--99.51%                172,765,472
                                                                   ------------
  Other assets in excess of liabilities--0.49%                          853,939
                                                                   ------------
  Total Net Assets--100.0%                                         $173,619,411
                                                                   ============

--------
(a) Represents cost for financial reporting purposes and for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $40,647,758
   Unrealized depreciation...  (3,415,193)
                              -----------
   Net unrealized
   appreciation.............. $37,232,565
                              ===========

(b) Non income producing security.

ADR--American Depository Receipts

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (73.74%)
 China (2.62%)
 Manufacturing--Appliances (1.26%)
   323,000 Guangdong Kelon Electrical Holdings, Class H...........   $   204,285
                                                                     -----------
 Electricity--Generation (1.10%)
    39,900 Shandong Huaneng Power-ADR.............................       179,550
                                                                     -----------
 Utilities--Electric (0.26%)
   128,777 Guangdong Electric Power...............................        41,721
                                                                     -----------
                                                                         425,556
                                                                     -----------
 Hong Kong (37.90%)
 Commercial Services (1.57%)
   836,000 Jiangsu Expressway Co. Ltd.............................       141,356
   756,000 Zhejiang Expressway Co. Ltd............................       113,193
                                                                     -----------
                                                                         254,549
                                                                     -----------
 Construction (5.26%)
   289,000 Cheung Kong Infrastructure.............................       453,224
   261,600 New World Infrastructure Ltd. (b)......................       241,425
 1,028,000 Wai Kee Holdings Ltd...................................       160,553
                                                                     -----------
                                                                         855,202
                                                                     -----------
 Consumer Products--Cosmetics and Toiletries (0.37%)
   402,000 Sa Sa International Holdings...........................        60,709
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (3.22%)
   109,000 Hutchison Whampoa Ltd..................................       523,369
                                                                     -----------
 Electrical & Electronic (4.73%)
   320,000 Elec & Eltek International Holdings Ltd................        61,956
   150,000 Varitronix International Ltd...........................       327,203
    84,000 Vtech Holdings Ltd.....................................       379,477
                                                                     -----------
                                                                         768,636
                                                                     -----------
 Electronics (1.12%)
    42,500 Johnson Electric Holdings..............................       182,672
                                                                     -----------
 Food Products (1.80%)
   420,000 Ng Fung Hong Ltd.......................................       292,740
                                                                     -----------
 Foreign Banks (3.66%)
    24,400 HSBC Holdings Ltd......................................       595,238
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED
 Real Estate (2.14%)
    80,000 Cheung Kong Holdings Ltd...............................   $   346,951
                                                                     -----------
 Telecommunications (6.95%)
   161,500 Asia Satellite Telecom Holdings Ltd....................       258,484
   392,000 China Telecommunication Ltd............................       574,275
   102,000 Smartone Telecommunications............................       295,567
                                                                     -----------
                                                                       1,128,326
                                                                     -----------
 Textile/Apparel (0.56%)
   374,000 Lung Kee Metal Holdings Ltd............................        91,630
                                                                     -----------
 Utilities--Electric (6.52%)
   149,000 CLP Holdings Ltd.......................................       665,427
   125,500 Hong Kong Electric Holdings Ltd........................       393,631
                                                                     -----------
                                                                       1,059,058
                                                                     -----------
                                                                       6,159,080
                                                                     -----------
 India (2.80%)
 Telecommunications (2.80%)
    39,000 Mahanager Telephone Nigam Ltd-GDR (b)..................       454,350
                                                                     -----------
 Indonesia (0.61%)
 Fisheries (0.58%)
   130,000 Daya Guna Samudera.....................................        92,930
                                                                     -----------
 Retail (0.03%)
   490,000 PT Sona Topas Tourism Industry Tbk.....................         5,590
                                                                     -----------
                                                                          98,520
                                                                     -----------
 Korea (3.09%)
 Health Care (1.37%)
    24,700 Medison Co. Ltd........................................       222,819
                                                                     -----------
 Machinery & Equipment (1.72%)
    61,900 Daewoo Heavy Industries................................       278,696
                                                                     -----------
                                                                         501,515
                                                                     -----------
 Malaysia (1.97%)
 Construction (0.40%)
   247,000 Metacorp Berhad........................................        64,788
                                                                     -----------
 Electricity--Generation (0.68%)
   174,000 YTL Power International Berhad (b).....................       109,875
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED
 Engineering (0.89%)
   200,000 Gamuda Berhad..........................................   $    97,148
   200,000 IJM Corp. Berhad.......................................        48,331
                                                                     -----------
                                                                         145,479
                                                                     -----------
                                                                         320,142
                                                                     -----------
 Philippines (3.25%)
 Real Estate (2.43%)
 2,725,000 SM Prime Holdings......................................       394,845
                                                                     -----------
 Restaurant (0.82%)
   417,000 Jollibee Foods Corp. (b)...............................       133,721
                                                                     -----------
                                                                         528,566
                                                                     -----------
 Singapore (6.32%)
 Defense Engineering (1.71%)
   373,916 Sing Tech Engineering..................................       277,221
                                                                     -----------
 Electrical & Electronic (0.99%)
   396,000 Wong's Circuits Holdings Ltd...........................       160,380
                                                                     -----------
 Real Estate (1.16%)
   294,000 Keppel Land Ltd........................................       189,022
                                                                     -----------
 Telecommunications (2.46%)
   104,000 Datacraft Asia Ltd.....................................       248,560
   100,000 Singapore Telecommunications Ltd.......................       151,176
                                                                     -----------
                                                                         399,736
                                                                     -----------
                                                                       1,026,359
                                                                     -----------
 Taiwan (11.56%)
 Banks (0.72%)
   240,171 Bank Sinopac (b).......................................       115,319
    30,021 Bank Sinopac--Rights (b)...............................         1,310
                                                                     -----------
                                                                         116,629
                                                                     -----------
 Computers & Peripherals (3.48%)
    23,000 Asustek Computer Inc. (b)..............................       195,437
    22,500 Synnex Technology International Corp.--GDR (b).........       370,688
                                                                     -----------
                                                                         566,125
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED
 Electrical & Electronic (7.36%)
   226,800 Compal Electronics.....................................   $   798,592
    60,000 Hon Hai Precision Industry (b).........................       398,091
                                                                     -----------
                                                                       1,196,683
                                                                     -----------
                                                                       1,879,437
                                                                     -----------
 Thailand (3.62%)
 Electrical & Electronic (0.43%)
    24,000 Hana Microelectronics..................................        70,504
                                                                     -----------
 Entertainment--Television (2.74%)
   110,100 Bec World Public Co. Ltd...............................       444,726
                                                                     -----------
 Telecommunications (0.45%)
   250,600 Telecomasia Corp.......................................        73,618
                                                                     -----------
                                                                         588,848
                                                                     -----------
  Total Common Stocks (Cost--$15,421,455)                             11,982,373
                                                                     -----------
 WARRANTS (0.06%)
 Hong Kong (0.06%)
 Construction (0.06%)
   225,000 Wai Kee Holdings Ltd., 6/30/00.........................         9,875
                                                                     -----------
  Total Warrants (Cost--$0)                                                9,875
                                                                     -----------
 INVESTMENT COMPANY (23.05%)
 United States (23.05%)
 3,746,449 Union Bank of California Money Market Fund.............     3,746,449
                                                                     -----------
  Total Investment Company (Cost--$3,746,449)                          3,746,449
                                                                     -----------
  Total Investments (Cost $19,167,904) (a)--96.85%                    15,738,697
                                                                     -----------
  Other assets in excess of liabilities--3.15%                           510,748
                                                                     -----------
  Total Net Assets--100.00%                                          $16,249,445
                                                                     ===========

                                   Continued

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               JANUARY 31, 1998
--------
Forward Currency Contracts:

                                      DELIVERY CONTRACT CONTRACT VALUE (DEPRECIATION)
                             POSITION   DATE    PRICE   (U.S. DOLLARS)  APPRECIATION
                             -------- -------- -------- -------------- --------------
   Malaysian Ringitt.......   short    8/3/98   $4.13      $ 22,806        $  (68)
                              short    8/4/98   $4.15        22,650          (179)
                                                           --------        ------
                                                           $ 45,456        $ (247)
   Singapore Dollar........   short    8/6/98   $1.73      $107,652        $  237

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $214,526. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation... $   377,894
   Unrealized depreciation...  (4,021,627)
                              -----------
   Net unrealized
   depreciation.............. $(3,643,733)
                              ===========

(b) Non income producing security.

ADR--American Depository Receipt
GDR--Global Depository Receipt

                       See notes to financial statements

PACIFIC CAPITAL FUNDS
DIVERSIFIED FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1998

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 CORPORATE BONDS (44.14%)
 Automotive (0.67%)
  1,000,000 Ford Motor Co., 7.25%, 10/1/08.......................   $  1,072,500
                                                                    ------------
 Banking (1.35%)
    950,000 Interamerica Development Bank, 8.50%, 3/15/11........      1,155,438
  1,000,000 Nationsbank Corporation, 6.38%, 5/15/05..............      1,012,500
                                                                    ------------
                                                                       2,167,938
                                                                    ------------
 Banking--Foreign (11.75%)
  5,000,000 Abbey National PLC, 6.69%, 10/17/05..................      5,100,000
  5,000,000 Bayerische Landesbk--NY, 6.38%, 8/31/00..............      5,056,250
  5,525,000 Dresdner Bank--NY, 6.63%, 9/15/05....................      5,635,500
  3,000,000 Swiss Bank Corp.--NY, 6.75%, 7/15/05.................      3,086,250
                                                                    ------------
                                                                      18,878,000
                                                                    ------------
 Electric Utility (4.06%)
  1,500,000 Duke Power Co., 8.00%, 11/1/99.......................      1,535,625
  5,000,000 Natural Rural Utility, 6.20%, 2/1/08.................      4,987,500
                                                                    ------------
                                                                       6,523,125
                                                                    ------------
 Financial Services (15.02%)
    500,000 Associates Corp N.A., 7.75%, 2/15/05.................        538,750
  2,000,000 Associates Corp N.A., 6.00%, 4/15/03.................      1,992,500
  1,125,000 Ford Motor Credit Corp., 7.57%, 5/16/05..............      1,147,500
    500,000 General Electric Capital Corp., 8.25%, 11/1/04.......        555,625
  5,000,000 General Electric Capital Corp., 7.88%, 12/1/06.......      5,581,249
  5,000,000 JPM Capital Corp., 7.54%, 1/15/27....................      5,137,500
    125,000 MBIA, Inc., 8.20%, 10/1/22...........................        137,188
  5,000,000 Merrill Lynch & Co., Inc., 7.00%, 4/27/08............      5,231,249
    825,000 Merrill Lynch & Co., Inc., 7.15%, 7/30/12............        848,719

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 CORPORATE BONDS, CONTINUED
    400,000 Pitney Bowes Credit, 6.80%, 10/1/01..................   $    410,000
  2,500,000 Salomon, Inc., 6.70%, 7/5/00.........................      2,537,500
                                                                    ------------
                                                                      24,117,780
                                                                    ------------
 Health Care (3.02%)
  4,300,000 Johnson & Johnson, 8.72%, 11/1/24....................      4,859,000
                                                                    ------------
 Industrial (0.64%)
  1,000,000 EI Dupont De Nemours, 6.50%, 9/1/02..................      1,022,500
                                                                    ------------
 Insurance (0.66%)
  1,000,000 St. Paul Cos., Inc., 7.29%, 8/28/07..................      1,061,250
                                                                    ------------
 Oil & Gas--Exploration & Production Services (1.29%)
  1,450,000 Amoco Canada Petroleum Co., 7.95%, 10/1/22...........      1,569,625
    475,000 Societe Nationale Elf Aquitaine, 8.00%, 10/15/01.....        505,281
                                                                    ------------
                                                                       2,074,906
                                                                    ------------
 Restaurants (3.11%)
  4,005,000 McDonald's Corp., 5.95%, 1/15/08.....................      3,959,944
  1,000,000 McDonald's Corp., 6.50%, 8/1/07......................      1,031,250
                                                                    ------------
                                                                       4,991,194
                                                                    ------------
 Retail (2.57%)
  2,000,000 Wal-Mart Stores, Inc., 5.85%, 6/1/00.................      2,000,000
  1,900,000 Wal-Mart Stores, Inc., 8.00%, 9/15/06................      2,132,750
                                                                    ------------
                                                                       4,132,750
                                                                    ------------
  Total Corporate Bonds (Cost--$68,553,332)                           70,900,943
                                                                    ------------
 YANKEE BOND (2.00%)
  1,000,000 Japan Finance Corp., 9.13%, 10/11/00.................      1,067,500
  2,000,000 Tokyo Metro Government, 9.25%, 11/08/00..............      2,145,000
                                                                    ------------
  Total Yankee Bond (Cost--$3,185,650)                                 3,212,500
                                                                    ------------
 U.S. GOVERNMENT AGENCIES (13.66%)
 Federal Home Loan Bank (3.74%)
  3,500,000 6.81%, 9/4/02........................................      3,502,100

                                   Continued

PACIFIC CAPITAL FUNDS
DIVERSIFIED FIXED INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1998

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED
  2,500,000 6.05%, 3/12/03.......................................   $  2,503,350
                                                                    ------------
                                                                       6,005,450
                                                                    ------------
 Federal National Mortgage Association (4.41%)
  1,450,000 6.38%, 8/14/01.......................................      1,476,840
  1,000,000 6.375%, 1/16/02......................................      1,020,520
  2,100,000 7.69%, 9/13/06.......................................      2,203,992
  1,300,000 6.76%, 7/16/07.......................................      1,329,198
  1,000,000 6.88%, 9/10/12.......................................      1,053,430
                                                                    ------------
                                                                       7,083,980
                                                                    ------------
 Private Export Funding (3.27%)
  5,000,000 6.49%, 7/15/07.......................................      5,250,000
                                                                    ------------
 Tennessee Valley Authority (2.24%)
  3,500,000 6.38%, 6/15/05.......................................      3,605,000
                                                                    ------------
  Total U.S. Government Agencies (Cost--$21,649,263)                  21,944,430
                                                                    ------------
 U.S. TREASURY NOTES (9.84%)
  1,750,000 6.75%, 4/30/00.......................................      1,785,928
  4,000,000 6.125% 12/31/01......................................      4,070,320
  8,200,000 7.25%, 8/15/04.......................................      8,901,756
  1,000,000 6.50%, 8/15/05.......................................      1,054,070
                                                                    ------------
  Total U.S. Treasury Notes (Cost--$15,273,221)                       15,812,074
                                                                    ------------

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 U.S. TREASURY BONDS (24.62%)
 15,370,000 7.25%, 5/15/16......................................   $ 17,839,037
 20,500,000 6.25%, 8/15/23......................................     21,709,500
                                                                   ------------
  Total U.S. Treasury Bonds (Cost--$37,100,416)                      39,548,537
                                                                   ------------
 PRIVATE PLACEMENT (3.17%)
 Financial Services (3.17%)
  5,000,000 Bayer Corporation, 6.50%, 10/1/02 (b), acquisition
             date 10/21/97......................................      5,100,000
                                                                   ------------
  Total Private Placement (Cost--$5,008,526)                          5,100,000
                                                                   ------------
 INVESTMENT COMPANY (0.84%)
  1,350,466 The One Group Prime Money Market Fund (Fiduciary
             Shares)............................................      1,350,466
                                                                   ------------
  Total Investment Company (Cost--$1,350,466)                         1,350,466
                                                                   ------------
  Total Investments (Cost--$152,120,874) (a)--98.27%                157,868,950
                                                                   ------------
  Other assets in excess of liabilities--1.73%                        2,773,297
                                                                   ------------
  Total Net Assets--100.0%                                         $160,642,247
                                                                   ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $54,142. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.....  $5,769,077
   Unrealized depreciation.....     (75,143)
                                 ----------
   Net unrealized appreciation.  $5,693,934
                                 ==========

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
U.S. TREASURY SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY NOTES (47.01%)
 1,550,000 7.13%, 9/30/99.........................................   $ 1,578,226
 2,000,000 7.125%, 2/29/00........................................     2,048,780
 4,000,000 7.75%, 2/15/01.........................................     4,209,999
   980,000 8.00%, 5/15/01.........................................     1,041,769
   450,000 5.75%, 8/15/03.........................................       454,091
 1,000,000 7.50%, 2/15/05.........................................     1,103,870
   500,000 5.625%, 2/15/06........................................       501,045
                                                                     -----------
  Total U.S. Treasury Notes (Cost--$10,570,340)                       10,937,780
                                                                     -----------
 U.S. TREASURY BONDS (49.83%)
 2,150,000 7.63%, 2/15/07.........................................     2,284,225
 6,700,000 7.25%, 5/15/16.........................................     7,776,288
 1,450,000 6.25%, 8/15/23.........................................     1,535,550
                                                                     -----------
  Total U.S. Treasury Bonds (Cost--$10,176,895)                       11,596,063
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 INVESTMENT COMPANY (0.93%)
   215,966 The One Group U.S. Treasury Securities Money Market
            Fund (Fiduciary Shares)..............................   $   215,966
                                                                    -----------
  Total Investment Company (Cost--$215,966)                             215,966
                                                                    -----------
  Total Investments (Cost--$20,963,201) (a)--97.77%                  22,749,809
                                                                    -----------
  Other assets in excess of liabilities--2.23%                          518,420
                                                                    -----------
  Total Net Assets--100.0%                                          $23,268,229
                                                                    ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $7,252. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.....  $1,779,968
   Unrealized depreciation.....        (612)
                                 ----------
   Net unrealized appreciation.  $1,779,356
                                 ==========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY NOTES (98.04%)
   150,000 7.875%, 11/15/99.......................................   $   154,410
 5,000,000 6.25%, 5/31/00.........................................     5,065,600
 3,000,000 6.50%, 5/31/01.........................................     3,075,660
 3,500,000 5.875%, 11/30/01.......................................     3,534,825
 1,700,000 6.125% 12/31/01........................................     1,729,886
 1,200,000 6.25%, 8/31/02.........................................     1,228,884
   250,000 5.50%, 1/31/03.........................................       249,405
 2,000,000 6.25%, 2/15/03.........................................     2,054,560
 5,700,000 6.50%, 5/15/05.........................................     5,998,737
 1,900,000 5.625%, 2/15/06........................................     1,903,971
                                                                     -----------
  Total U.S. Treasury Notes (Cost--$24,500,115)                       24,995,938
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 INVESTMENT COMPANY (0.69%)
   176,429 The One Group U.S. Treasury Securities Money Market
            Fund (Fiduciary Shares)..............................   $   176,429
                                                                    -----------
  Total Investment Company (Cost--$176,429)                             176,429
                                                                    -----------
  Total Investments (Cost--$24,676,544) (a)--98.73%                  25,172,367
  Other assets in excess of liabilities--1.27%                          324,757
                                                                    -----------
  Total Net Assets--100.00%                                         $25,497,124
                                                                    ===========

--------
(a) Represents cost for financial reporting purposes and for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.....  $497,171
   Unrealized depreciation.....    (1,348)
                                 --------
   Net unrealized appreciation.  $495,823
                                 ========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1998

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 ALTERNATIVE MINIMUM TAX PAPER (18.33%)
 Hawaii (18.33%)
  2,465,000 Hawaii Airports System Revenue, Second Series,
             7.50%, 7/1/20, FGIC, AMT...........................   $  2,652,956
  1,075,000 Hawaii Airports System Revenue, 7.00%, 7/1/10, FGIC.      1,177,125
    745,000 Hawaii Airports System Revenue, 7.38%, 7/1/11,
             AMBAC..............................................        801,806
    935,000 Hawaii Airports System Revenue, 7.30%, 7/1/20,
             AMBAC..............................................      1,007,463
    465,000 Hawaii Airports System Revenue, Second Series,
             7.50%, 7/1/09, FGIC................................        501,619
 15,375,000 Hawaii Airports System Revenue, Second Series,
             6.90%, 7/1/12, MBIA................................     18,200,155
  1,890,000 Hawaii Airports System Revenue, Second Series,
             7.00%, 7/1/18, MBIA................................      2,057,738
  1,500,000 Hawaii Airports System Revenue, Second Series,
             6.75%, 7/1/21, MBIA................................      1,621,875
  4,660,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Citizens Utilities Co.
             Project, 6.60%, 7/1/22.............................      4,957,075
 11,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaii Electric Co.,
             Series A, 6.60%, 1/1/25, MBIA......................     12,237,499
  2,145,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaiian Electric Co. &
             Subsidiaries, 6.55%, 12/1/22, MBIA.................      2,343,413
  5,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Revenue, Hawaii Electric Co., Series A,
             6.20%, 5/1/26, MBIA................................      5,400,000
  2,650,000 Hawaii Harbor Capital Improvement Revenue, 6.10%,
             7/1/07, FGIC.......................................      2,891,813

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 ALTERNATIVE MINIMUM TAX PAPER, CONTINUED
 Hawaii, continued
  2,330,000 Hawaii Harbor Capital Improvement Revenue, 7.25%,
             7/1/10, MBIA.......................................   $  2,504,750
  3,260,000 Hawaii Harbor Capital Improvement Revenue, 7.00%,
             7/1/17, MBIA.......................................      3,471,900
  1,350,000 Hawaii Harbor Capital Improvement Revenue, 6.50%,
             7/1/19, FGIC.......................................      1,456,313
  4,660,000 Hawaii Harbor Capital Improvement Revenue, 6.38%,
             7/1/24, FGIC.......................................      5,067,750
  4,660,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Revenue, Series A, 6.00%, 7/1/26...      4,799,800
  1,500,000 Hawaii Department of Budget & Finance, 5.65%,
             10/1/27, Callable 10/1/12 @ 101....................      1,586,250
  2,095,000 Honolulu City & County, Series B, 7.25%, 2/1/08,
             Callable 2/1/00 @ 102, FGIC........................      2,218,081
                                                                   ------------
                                                                     76,955,381
                                                                   ------------
  Total Alternative Minimum Tax Paper (Cost--$69,783,169)            76,955,381
                                                                   ------------
 MUNICIPAL BONDS (79.73%)
 Arizona (1.05%)
  1,000,000 Arizona Unified School District, Maricopa County,
             GO, 5.40%, 7/1/12..................................      1,038,750
  2,150,000 Phoenix Arizona Civic Improvement Corp., 5.25%,
             7/1/16, Callable 7/1/07 @ 100, MBIA................      2,171,500
  1,000,000 Tempe Arizona GO, 4.90%, 7/1/12.....................      1,005,000
    200,000 Tucson Arizona Street And Highway User Revenue,
             5.00%, 7/1/15......................................        201,500
                                                                   ------------
                                                                      4,416,750
                                                                   ------------
 California (10.21%)
  1,700,000 California State Department of Water Resources
             Central Valley Project Revenue, 5.00%, 12/1/22,
             Callable 12/1/07 @ 101.............................      1,655,375

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1998

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 California, continued
  2,190,000 East Bay California Municipal Utility District Water
             Systems, 5.00%, 6/1/26.............................   $  2,129,775
  1,850,000 Los Angeles Cnty Calif Pub Wks Fin. Auth Rev, 5.00%,
             10/1/19, Callable 10/1/07 @101.....................      1,806,063
  2,000,000 Metropolitan Water District, 5.00%, 7/1/15, MBIA....      1,985,000
  4,000,000 Metropolitan Water District, Southern California,
             5.75%, 7/1/21, MBIA................................      4,215,000
  1,000,000 Modesto District Finance Authority Revenue-Series A,
             5.00%, 9/1/16, Callable 9/1/08 @ 101...............        991,250
  3,725,000 Northern California Transmission, Oregon
             Transmission Project, 7.00%, 5/1/13, Series A,
             MBIA...............................................      4,544,499
  5,450,000 San Diego Public Facilities, 5.38%, 5/15/17,
             Callable 5/15/07 @ 101.............................      5,565,812
  1,950,000 San Francisco City & County International Airport
             Revenue, 4.90%, 5/1/20.............................      1,874,438
  2,250,000 San Francisco City & County Redevelopment Agency
             Hotel Tax, 5.00%, 7/1/25...........................      2,188,125
  2,745,000 San Francisco C&C Airport Community, International
             Airport Revenues, 5.63%, 5/1/21, Callable 5/1/06 @
             101, FGIC..........................................      2,847,938
  2,770,000 San Francisco District Sales, 5.00%, 7/1/28.........      2,690,363
  1,735,000 San Francisco, Bay Area Rapid Transit, District
             Sales Tax Revenue, 5.50%, 7/1/15, FGIC.............      1,800,063
  1,000,000 Saratoga Unified School District, 5.38%, 9/1/17,
             Callable 9/1/07 @ 102..............................      1,021,250
  7,000,000 State Department Water, Series P, 6.00%, 12/1/20,
             Callable 6/1/06 @ 101..............................      7,551,249
                                                                   ------------
                                                                     42,866,200
                                                                   ------------

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Colorado (0.25%)
  1,000,000 Adams & Arapaho County, 5.35%, 12/1/15, FGIC........   $  1,028,750
                                                                   ------------
 Connecticut (0.53%)
  2,000,000 Connecticut State, Special Tax Obligation Revenue,
             6.25%, 10/1/14, FGIC...............................      2,235,000
                                                                   ------------
 Florida (5.51%)
  2,750,000 Dade County, Water & Sewer, 5.50%, 10/1/15, FGIC....      2,863,438
  3,000,000 Florida State, Bond Finance Department, General
             Services Environmental Revenue, 5.75%, 7/1/13,
             AMBAC..............................................      3,225,000
  5,000,000 Florida State, Turnpike Authority Revenue,
             Department of Transportation, 5.50%, 7/1/17, FGIC..      5,187,500
  2,000,000 Florida State, Turnpike Revenue, Department of
             Transportation, Series A, 5.50%, 7/1/21, FGIC......      2,050,000
  4,875,000 Orange County, Public Tax Service, 6.00%, 10/1/24,
             FGIC...............................................      5,295,468
  3,725,000 Orlando, Utilities Community Water & Electric
             Revenue Refunding, Series D, 6.75%, 10/1/17........      4,507,250
                                                                   ------------
                                                                     23,128,656
                                                                   ------------
 Georgia (3.04%)
  6,810,000 Georgia Municipal Electric Authority, 6.60%, 1/1/18,
             MBIA...............................................      8,095,388
  1,865,000 Georgia State, Municipal Electric Authority Revenue,
             Series B, 6.13%, 1/1/14, FGIC......................      2,007,206
  2,330,000 Metropolitan Atlanta, Rapid Transportation
             Authority, Sales Tax Revenue, Series P, 6.25%,
             7/1/11, AMBAC......................................      2,679,500
                                                                   ------------
                                                                     12,782,094
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1998

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ---------- ------------------------------------------------------  ------------
 MUNICIPAL BONDS, CONTINUED
 Hawaii (35.74%)
  1,000,000 Hawaii County Hawaii, 4.60%, 2/1/06...................  $  1,010,000
  1,000,000 Hawaii County Hawaii, 4.70%, 2/1/07...................     1,015,000
  1,000,000 Hawaii County Hawaii, 4.90%, 2/1/09...................     1,020,000
  2,320,000 Hawaii County, GO, 5.20%, 2/1/15......................     2,340,300
  1,375,000 Hawaii County, GO, Series A, 4.50%, 2/1/04, FGIC......     1,387,031
  1,810,000 Hawaii County, GO, Series A, 5.00%, 2/1/10, FGIC......     1,848,463
  2,095,000 Hawaii County, GO, Series A, 5.10%, 2/1/13, FGIC......     2,113,331
    605,000 Hawaii County, GO, Series A, 5.60%, 5/1/13, FGIC......       650,375
  2,000,000 Hawaii County, Series A, 5.50%, 5/1/08, FGIC..........     2,152,500
  1,455,000 Hawaii Department Budget & Finance, Queens Health
             System, 5.88%, 7/1/11................................     1,558,669
  1,745,000 Hawaii Department Budget & Finance, Queens Health
             System, 6.05%, 7/1/16................................     1,882,419
  4,105,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Hawaii Electric Light Co. Project,
             7.20%, 12/1/14, MBIA.................................     4,376,956
  2,500,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Queens Health System, 3.50%*,
             7/1/26, LOC Morgan Guaranty..........................     2,500,000
  1,700,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage, Kapiolani Health Care System, 6.30%,
             7/1/08, Callable 7/1/03 @ 102, MBIA..................     1,859,375

   SHARES
     OR
 PRINCIPAL                         SECURITY                             MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Hawaii, continued
  3,680,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage, Kapiolani Health Care System, 6.40%,
             7/1/13, Callable 7/1/03 @ 102, MBIA..................   $  4,043,400
  1,400,000 Hawaii Department Transportation, Special Facility
             Revenue, 5.75%, 3/1/13...............................      1,459,500
  1,400,000 Hawaii Harbor Capital Improvement Revenue, 6.20%,
             7/1/08, MBIA.........................................      1,508,500
  5,980,000 Hawaii Housing Finance & Development Corp., 5.85%,
             7/1/17...............................................      6,166,874
  6,080,000 Hawaii Housing Finance & Development Corp., 7.00%,
             7/1/31, FNMA.........................................      6,535,999
  2,795,000 Hawaii Housing Finance & Development Corp., 5.70%,
             7/1/13, FNMA.........................................      2,882,344
  2,300,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Purchase Revenue, Series B, 6.90%,
             7/1/16, FNMA.........................................      2,469,625
  2,340,000 Hawaii Housing Finance & Development Corp., University
             of Hawaii Housing, 5.70%, 10/1/25, AMBAC.............      2,457,000
  3,500,000 Hawaii St Dept Bud & Fin., Special Purpose Revenue the
             Queens Health System, Series B, 5.25%, 07/01/23,
             Callable 7/1/08 @ 102................................      3,530,625
  3,000,000 Hawaii State, 5.00%, 4/1/17...........................      2,951,250
  2,850,000 Hawaii State Department Of Budget & Finance, 4.95%,
             4/1/12...............................................      2,874,938
  1,000,000 Hawaii State Highway Revenue, 5.00%, 7/1/16, FGIC.....        982,500
  2,000,000 Hawaii State, Series BZ, 6.00%, 10/1/12, FGIC.........      2,237,500
  3,000,000 Hawaii State, Series CM, 6.50%, 12/1/13, FGIC.........      3,521,250

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1998

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Hawaii, continued
  3,500,000 Hawaii State, Series CN, 5.50%, 3/1/16, FGIC.........   $  3,806,250
  2,800,000 Hawaii State, Series CP, 5.00%, 10/1/13, FGIC........      2,803,500
  3,200,000 Hawaii State, Series CP, 5.00%, 10/1/15, FGIC........      3,168,000
  3,000,000 Hawaii State, Series CP, 5.00%, 10/1/16, Callable
             10/1/07 @ 101, FGIC.................................      2,958,750
  2,050,000 Hawaii State, Series CP, 5.00%, 10/1/17, FGIC........      2,014,125
  7,500,000 Hawaii, GO, 6.05%, 1/1/08, Pre-refunded 1/1/05 @ 100,
             FGIC................................................      8,231,249
  4,555,000 Hawaii, GO, Series CK, 5.25%, 9/1/10, FGIC...........      4,799,830
  1,000,000 Hawaii, GO, Series CL, 5.25%, 3/1/16, FGIC...........      1,061,250
  1,860,000 Honolulu City & County Refunding & Improvement,
             Series B, 5.50%, 10/1/11, FGIC......................      1,992,525
    935,000 Honolulu City & County Refunding & Improvement,
             Series B, 5.25%, 10/1/12, FGIC......................        974,738
  1,535,000 Honolulu City & County Water, 6.00%, 12/1/10, FGIC...      1,723,038
  2,320,000 Honolulu City & County Water, 6.00%, 12/1/11, FGIC...      2,598,400
    935,000 Honolulu City & County Water, 6.00%, 12/1/14, FGIC...      1,048,369
  1,380,000 Honolulu City & County, GO, Series A, 5.00%, 11/1/12,
             MBIA................................................      1,385,175
  3,725,000 Honolulu City & County, Series A, 7.35%, 7/1/06,
             FGIC................................................      4,428,094
  3,000,000 Honolulu City & County, Series A, 6.00%, 1/1/11,
             FGIC................................................      3,341,250
  4,820,000 Honolulu City & County, Series A, 5.75%, 4/1/11,
             FGIC................................................      5,271,874
  2,330,000 Honolulu City & County, Series A, 5.75%, 4/1/12,
             FGIC................................................      2,542,613
  4,195,000 Honolulu City & County, Series A, 5.75%, 4/1/13,
             FGIC................................................      4,572,550


   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Hawaii, continued
  3,000,000 Honolulu City & County, Series A, 5.63%, 9/1/13,
             Callable 9/1/06 @ 102...............................   $  3,176,250
  2,000,000 Honolulu City & County, Series B, 5.00%, 11/1/15,
             Callable 11/1/07 @ 101, FGIC........................      1,980,000
  1,010,000 Kauai County, 5.55%, 8/1/04..........................      1,074,388
  1,075,000 Kauai County, 5.65%, 8/1/05..........................      1,155,625
  1,130,000 Kauai County, 5.75%, 8/1/06..........................      1,228,875
  1,340,000 Kauai County, Series C, 5.90%, 8/1/09, AMBAC.........      1,487,400
    935,000 Maui County Refunding, 5.25%, 9/1/06.................        977,075
  1,180,000 Maui County Refunding, 5.13%, 12/15/10...............      1,208,025
    515,000 Maui County Water, Series A, 6.10%, 12/1/02, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................        551,694
    545,000 Maui County Water, Series A, 6.20%, 12/1/03, FGIC....        585,875
    580,000 Maui County Water, Series A, 6.30%, 12/1/04, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................        624,950
    620,000 Maui County Water, Series A, 6.40%, 12/1/05, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................        670,375
    565,000 Maui County Water, Series A, 6.50%, 12/1/06, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................        612,319
    550,000 Maui County Water, Series A, 6.60%, 12/1/07, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................        598,125
    655,000 Maui County Water, Series A, 6.65%, 12/1/09, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................        713,131
  1,020,000 Maui County, GO, 5.90%, 6/1/14.......................      1,091,400
  1,005,000 Maui County, Series A, 5.10%, 9/1/11, Callable 9/1/07
             @ 101...............................................      1,027,613
  1,160,000 Maui County Hawaii, Series A, 5.125%, 3/1/15.........      1,162,900

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1998

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Hawaii, continued
  2,040,000 Maui County Hawaii, Series A, 5.375%, 3/1/17........   $  2,080,800
                                                                   ------------
                                                                    150,064,124
                                                                   ------------
 Kansas (1.83%)
  3,725,000 Burlington Pollution Control Refunding, Kansas Gas &
             Electric Co. Project, 7.00%, 6/1/31................      4,064,906
  3,260,000 Kansas City, Utilities System, Revenue Refunding &
             Improvement, 6.38%, 9/1/23.........................      3,630,825
                                                                   ------------
                                                                      7,695,731
                                                                   ------------
 Maine (0.74%)
  2,795,000 Maine State Turnpike Authority, Turnpike Revenue,
             6.00%, 7/1/14......................................      3,091,969
                                                                   ------------
 Massachusetts (1.89%)
  4,790,000 Commonwealth of Massachusetts, Series B, 5.50%,
             7/1/15.............................................      4,975,613
  1,965,000 Massachusetts State Port Authority Revenue, Series
             A, 5.00%, 7/1/23, Callable 7/1/08 @ 101............      1,906,050
  1,000,000 Massachusetts State Water Pollution Abatement Trust,
             5.70%, 2/1/13......................................      1,065,000
                                                                   ------------
                                                                      7,946,663
                                                                   ------------
 Michigan (2.88%)
  6,900,000 Michigan Environmental Protection Program, GO,
             5.40%, 11/1/19.....................................      7,055,250
  2,245,000 Michigan Strategic Obligations Revenue, 6.95%,
             5/1/11.............................................      2,722,063
  2,250,000 Saline Area Schools, GO, 5.50%, 5/1/15, FGIC........      2,323,125
                                                                   ------------
                                                                     12,100,438
                                                                   ------------
 Minnesota (0.55%)
  2,000,000 North St. Paul, Maplewood, Independent School
             District, No. 622, Series A, 6.88%, 2/1/15,
             Prefunded 2/1/05 @ 100.............................      2,307,500
                                                                   ------------

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 New Jersey (0.80%)
  3,000,000 New Jersey Wastewater Treatment Trust, Series B,
             6.38%, 4/1/14......................................   $  3,371,250
                                                                   ------------
 New Mexico (1.17%)
  3,000,000 Rio Rancho Water & Waste Water Systems Revenue,
             Series A, 5.90%, 5/15/15, FSA......................      3,202,500
  1,625,000 Sante Fe, New Mexico, Gross Receipts Tax Revenue,
             5.63%, 6/1/16......................................      1,708,281
                                                                   ------------
                                                                      4,910,781
                                                                   ------------
 New York (1.18%)
  2,950,000 New York State Environmental Facilities Pollution
             Control, 5.125%, 6/15/16...........................      2,950,000
  2,000,000 Triborough Bridge & Tunnel Authority, New York
             Revenues, General Purpose, 5.30%, 1/1/17...........      2,022,500
                                                                   ------------
                                                                      4,972,500
                                                                   ------------
 North Carolina (1.27%)
  4,480,000 Easton Municipal Power Agency, 6.50%, 1/1/18, (b)...      5,314,400
                                                                   ------------
 Ohio (1.99%)
  2,320,000 Cleveland Package Facilities Revenue, 5.50%,
             9/15/16............................................      2,412,800
  1,630,000 Cleveland Waterworks Revenue, 6.25%, 1/1/16, MBIA...      1,750,213
  3,165,000 Columbus Airport Authority, 5.00%, 1/1/16...........      3,141,262
  1,000,000 Ohio Water Development Authority, Pollution Control,
             5.50%, 12/1/15, MBIA...............................      1,042,500
                                                                   ------------
                                                                      8,346,775
                                                                   ------------
 Oregon (0.61%)
  2,330,000 Umatilla County, School District Number 016R,
             Pendleton, 6.00%, 7/1/14, AMBAC....................      2,571,738
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1998

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Pennsylvania (1.45%)
  2,505,000 Southeastern Pennsylvania Transportation Authority,
             6.00%, 3/1/14,.....................................   $  2,696,006
  3,150,000 Southeastern Pennsylvania Transportation Authority,
             Series A, 6.00%, 3/1/15, Callable 3/1/05 @ 101,
             FGIC...............................................      3,382,313
                                                                   ------------
                                                                      6,078,319
                                                                   ------------
 South Carolina (0.80%)
  2,890,000 Piedmont Municipal Power Agency, South Carolina
             Electric Refunding, Series A, 6.50%, 1/1/14, FGIC..      3,374,075
                                                                   ------------
 Tennessee (2.88%)
  2,000,000 Metropolitan Govt Nashville & Davidson County,
             5.00%, 1/1/19......................................      1,970,000
  2,000,000 Metropolitan Govt Nashville & Davidson County,
             4.75%, 1/1/22......................................      1,890,000
  6,300,000 Shelby County Refunding, Series A, 5.63%, 4/1/15....      6,599,250
  1,600,000 Shelby County Refunding, Series B, 5.25%, 8/1/17,
             Callable 8/1/07 @ 101..............................      1,626,000
                                                                   ------------
                                                                     12,085,250
                                                                   ------------

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Virginia (3.36%)
  5,000,000 Commonwealth of Virginia Public School Authority,
             Special Obligation, Chesapeake School, 5.63%,
             6/1/15.............................................   $  5,274,999
  2,995,000 Fairfax County Public Improvement, Series A, 5.50%,
             6/1/14.............................................      3,148,494
  3,650,000 Norfolk Water Revenue, 5.75%, 11/1/13, MBIA.........      3,896,375
  1,750,000 Richmond Refunding, 5.20%, 1/15/14..................      1,778,438
                                                                   ------------
                                                                     14,098,306
                                                                   ------------
  Total Municipal Bonds (Cost--$310,953,083)                        334,787,269
                                                                   ------------
 INVESTMENT COMPANY (0.46%)
  1,932,408 Nuveen Tax Free Money Market Fund...................      1,932,408
                                                                   ------------
  Total Investment Company (Cost--$1,932,408)                         1,932,408
                                                                   ------------
  Total Investments (Cost--$382,668,660) (a)--98.52%                413,675,058
  Other assets in excess of liabilities--1.48%                        6,194,728
                                                                   ------------
  Total Net Assets--100.00%                                        $419,869,786
                                                                   ============


--------
*Variable rate security. Rate presented represents rate in effect at July 31, 1998. Maturity reflects final maturity date.

(a) Represents cost for financial reporting purposes and for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.... $31,132,947
   Unrealized depreciation....    (126,549)
                               -----------
   Net unrealized
   appreciation............... $31,006,398
                               ===========

(b) Collaterized by various U.S. Government Securities.

AMBAC--AMBAC Indemnity Corporation
AMT--Alternative Minimum Tax Paper
FGIC--Insured by the Financial Guaranty Insurance Corporation
FNMA--Insured by Federal National Mortgage Association
FSA--Insured by Financial Security Assurance
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Association

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 ALTERNATIVE MINIMUM TAX PAPER (15.49%)
 Hawaii (13.67%)
 2,070,000 Hawaii State Airports Systems Revenue, 5.60%, 7/1/01..   $ 2,142,450
 2,000,000 Hawaii State Airports Systems Revenue, Second Series,
            5.45%, 7/1/00, MBIA..................................     2,045,000
 1,000,000 Hawaii State Housing Fin & Dev, Single Family, Series
            A, 4.55%, 7/1/02.....................................     1,008,750
 1,940,000 Hawaii State Housing Fin & Dev, Single Family, Series
            A, 4.75%, 7/1/06.....................................     1,935,150
                                                                    -----------
                                                                      7,131,350
                                                                    -----------
 Texas (1.96%)
 1,000,000 El Paso Apartment Revenue, 5.00%, 8/15/01, FGIC.......     1,023,750
                                                                    -----------
  Total Alternative Minimum Tax Paper (Cost--$8,072,059)              8,155,100
                                                                    -----------
 MUNICIPAL BONDS (82.78%)
 Arizona (1.99%)
 1,000,000 Mesa Arizona Utility Systems Revenue, 5.00%, 7/1/08,
            MBIA.................................................     1,040,000
                                                                    -----------
 Connecticut (1.95%)
 1,000,000 Connecticut State, GO, Series E, 4.75%, 3/15/08,
            Callable 3/15/04 @ 101.50............................     1,017,500
                                                                    -----------
 Hawaii (44.49%)
 1,300,000 Hawaii Department Budget & Finance, Special Purpose
            Mortgage Revenue, Queens Health System, 3.50%*,
            7/1/26, LOC Morgan Guaranty..........................     1,300,000
 3,000,000 Hawaii State Airport System Revenue, 5.60%, 7/1/04....     3,183,749
 1,000,000 Hawaii State Highway Revenue, 6.00%, 7/1/04...........     1,078,750
 1,200,000 Hawaii State Housing Fin & Dev, Single Family, Series
            B, 4.80%, 7/1/07, FNMA...............................     1,218,000
 1,750,000 Hawaii State, GO, Series CJ, 5.50%, 1/1/00............     1,789,375

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED
 Hawaii, continued
 2,000,000 Hawaii State, GO, Series CP, 5.00%, 10/1/04, FGIC.....   $ 2,072,500
 2,000,000 Hawaii State, GO, Series CL, 4.50%, 3/1/01............     2,020,000
 1,300,000 Hawaii State, GO, Series CP, 5.00%, 10/1/05, FGIC.....     1,348,750
 1,500,000 Hawaii State, GO, Series CP, 5.50%, 10/1/07, FGIC.....     1,612,500
   370,000 Honolulu, City & County Improvement District, 6.05%,
            10/15/98.............................................       371,569
   370,000 Honolulu, City & County Improvement District, 6.20%,
            10/15/99.............................................       377,400
   700,000 Honolulu, City & County, GO, Series A, 5.10%, 1/1/00,
            FGIC.................................................       710,500
 1,400,000 Honolulu, City & County, GO, Series A, 5.25%, 9/1/02,
            FGIC.................................................     1,456,000
 1,000,000 Honolulu, City & County, GO, Series A, 5.10%, 11/1/08.     1,047,500
 1,450,000 Honolulu, City & County, GO, Series B, 5.00%,11/1/05,
            FGIC.................................................     1,504,375
   620,000 Maui County, GO, 5.35%, 6/1/00........................       634,725
 1,400,000 Maui County, GO, Series A, 5.25%, 3/1/08..............     1,478,750
                                                                    -----------
                                                                     23,204,443
                                                                    -----------
 Maine (1.99%)
 1,000,000 Maine Muni Bond Bank, 5.00%, 11/1/05, FSA.............     1,037,500
                                                                    -----------
 Maryland (1.99%)
 1,000,000 Maryland State and Local Facilities, GO, 5.00%,
            3/1/03...............................................     1,037,500
                                                                    -----------
 Massachusetts (1.97%)
 1,000,000 Massachusetts State Construction, Series D, 5.13%,
            11/1/00, FGIC........................................     1,026,250
                                                                    -----------
 Michigan (1.99%)
 1,000,000 Farmington Public School District, 5.00%, 5/1/06......     1,037,500
                                                                    -----------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED
 Minnesota (5.70%)
 1,900,000 Minnesota State Revenue, Series A, 5.00%, 6/30/01,
            AMBAC................................................   $ 1,949,875
 1,000,000 Minnesota State, GO, 5.00%, 8/1/00....................     1,022,500
                                                                    -----------
                                                                      2,972,375
                                                                    -----------
 Missouri (2.02%)
 1,000,000 Kansas City Water Revenue, 5.50%, 12/1/02.............     1,053,750
                                                                    -----------
 New York (5.62%)
 2,000,000 New York City, Sub-Series A-10, 3.85%*, 8/1/16, LOC
            Morgan Guaranty Trust................................     2,000,000
   900,000 New York State Environmental Facilities Pollution
            Control Revenue, 5.00%, 6/15/03......................       932,625
                                                                    -----------
                                                                      2,932,625
                                                                    -----------
 Oregon (2.03%)
 1,065,000 Oregon State Dept, Admin Services Lottery Revenue,
            State Park Projects, Series A, 4.25%, 4/1/05, FSA....     1,059,675
                                                                    -----------
 Rhode Island (3.42%)
 1,750,000 Rhode Island Housing & Mortgage Financial Corporation,
            5.00%, 7/1/00, AMBAC.................................     1,782,813
                                                                    -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED
 Tennessee (2.49%)
 1,290,000 Nashville & Davidson County, Health & Education
            Facility Board Revenue, Series A, 4.625%, 11/1/08,
            Callable 5/1/08 @ 101, MBIA..........................   $ 1,301,288
                                                                    -----------
 Texas (1.95%)
 1,000,000 Tarrant County Texas Health Facilities Development,
            4.75%, 9/1/00, AMBAC.................................     1,017,500
                                                                    -----------
 Utah (2.02%)
 1,000,000 Jordan Utah School District, Series A, 5.25%, 6/15/05.     1,052,500
                                                                    -----------
 Wisconsin (1.96%)
 1,000,000 Milwaukee, GO, 5.00%, 2/1/01..........................     1,022,500
                                                                    -----------
  Total Municipal Bonds (Cost--$43,239,320)                          43,595,719
                                                                    -----------
 INVESTMENT COMPANY (0.78%)
   410,785 Nuveen Tax Free Money Market
            Fund.................................................       410,785
                                                                    -----------
  Total Investment Company (Cost--$410,785)                             410,785
                                                                    -----------
  Total Investments (Cost--$51,722,164) (a)--99.05%                  52,161,604
                                                                    -----------
  Other assets in excess of liabilities--0.95%                          501,112
                                                                    -----------
  Total Net Assets--100.0%                                          $52,662,716
                                                                    ===========

--------
* Variable rate security. Rate presented represents rate in effect at July 31, 1998. Maturity reflects final maturity date.

(a) Represents cost for financial reporting purposes and for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation...... $500,305
   Unrealized depreciation......  (60,865)
                                 --------
   Net unrealized appreciation.. $439,440
                                 ========

AMBAC--AMBAC Indemnity Corporation
FGIC--Insured by the Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Association

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1998

1. ORGANIZATION

 Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"): Growth Stock Fund, U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Growth and Income Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and New Asia Growth Fund. The Trust is authorized to issue an unlimited number of shares without par value in three classes of shares for each Fund: A Class (formerly known as Retail Class), B Class and Y Class (formerly known as Institutional Class). The Y Class commenced operations October 14, 1994 when the Trust identified those Institutional Shareholders that were part of the A Class (as of October 13,
 1994) and transferred the Shareholders into the Y Class. Currently, only the Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, and Tax-Free Securities Fund offer B Class Shares, which commenced operations on March 2, 1998. A Class Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectuses. B Class Shares are subject to a contingent deferred sales charge (CDSC) on sales of shares made within six years of the date of purchase. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by A and B Class Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

 The Funds' investment objectives are as follows: Growth Stock Fund seeks long-term capital appreciation; U.S. Treasury Securities Fund and Short Intermediate U.S. Treasury Securities Fund seek a high level of current income consistent with prudent risk of capital. Growth and Income Fund seeks primarily current income and secondarily capital appreciation. Diversified Fixed Income Fund seeks a high level of current income. Tax-Free Securities Fund seeks a high level of current income exempt from federal and Hawaii income taxes. Tax-Free Short Intermediate Securities Fund seeks a high level of current income exempt from federal and Hawaii income taxes with a greater price stability than a long-term bond fund. New Asia Growth Fund seeks long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION

 Investments of the Funds for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") are valued at last reported sale price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Securities, including thinly traded, unlisted, and restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser under the supervision of the Funds' Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in foreign securities, currency holdings and

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

 other assets and liabilities of New Asia Growth Fund are valued based on quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. The differences between the costs and market values of securities are reflected as either unrealized appreciation or depreciation.

 SECURITIES TRANSACTIONS AND RELATED INCOME

 Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date and is reduced by applicable foreign taxes withheld. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 FOREIGN CURRENCY TRANSLATION:

 The New Asia Growth Fund isolates that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held.

 Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

 RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

 Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

 Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the New Asia Growth Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

 Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of applicable countries' tax rules and rates.

 FORWARD CURRENCY EXCHANGE CONTRACTS:

 The New Asia Growth Fund may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies. The Fund may enter into currency exchange transactions on a spot (i.e., cash) basis at

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

 the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or to sell foreign currencies. A forward foreign currency contract is an obligation by the Fund to purchase or to sell a specific currency at a future date at a price set at the time of the contract. The Fund may use forward foreign currency exchange contracts in order to protect against uncertainty in fluctuations of future foreign exchange rates. The use of such forward contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

 WHEN-ISSUED AND FORWARD COMMITMENTS

 The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

 REPURCHASE AGREEMENTS

 The Funds may acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which Hawaiian Trust Company, Limited (the Adviser) deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price ("repurchase agreement"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

 DIVIDENDS TO SHAREHOLDERS

 Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund. Dividends from net investment income are declared and paid monthly for the Growth Stock Fund and Growth and Income Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund. Distributable net realized capital gains, if any, are declared and distributed annually.

 Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

 These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and realized gains for tax purposes, they are reported as distribution of capital. During the current fiscal year, permanent differences were primarily due to differing treatments for foreign currency transactions and different book/tax accreation of certain income items.

 As of July 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                   UNDISTRIBUTED              ACCUMULATED UNDISTRIBUTED NET
                            (DISTRIBUTIONS IN EXCESS OF) REALIZED GAINS (LOSSES) FROM INVESTMENTS
                            NET INVESTMENT INCOME (LOSS)   (AND FOREIGN CURRENCY TRANSACTIONS)
                            ---------------------------- ----------------------------------------
  Growth Stock Fund.......           $ 504,258                          $(275,659)
  New Asia Growth Fund....           $(234,378)                         $ 234,378
  U.S. Treasury Securities
  Fund....................           $  19,209                                --

 FEDERAL INCOME TAXES

 Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 CONCENTRATION OF CREDIT RISK

 The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within that State.

 OTHER

 Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or other appropriate basis.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

3. PURCHASES AND SALES OF SECURITIES

 Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1998 are as follows:

                                                        PURCHASES      SALES
                                                       ------------ ------------
  Growth Stock Fund................................... $290,978,283 $297,644,026
  Growth and Income Fund..............................  129,901,396  106,805,979
  New Asia Growth Fund................................   25,127,689   18,611,143
  Diversified Fixed Income Fund.......................  104,998,875   83,265,425
  U.S. Treasury Securities Fund.......................    2,979,563    2,590,297
  Short Intermediate U.S. Treasury Securities Fund....    4,961,148   14,293,731
  Tax-Free Securities Fund............................   52,569,279   39,102,177
  Tax-Free Short Intermediate Securities Fund.........   21,759,847   22,989,429

4. RELATED PARTY TRANSACTIONS

 Investment advisory services are provided to the Trust by Hawaiian Trust Company, Limited (the Adviser). Under the terms of the investment advisory agreement with the Trust, the Adviser is entitled to receive fees based on a percentage of the average net assets of the Funds. Nicholas Applegate Capital Management LLC serves as Sub Adviser for the New Asia Growth Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers and a trustee of the Trust are affiliated, serves the Trust as principal underwriter and administrator. Such officers and trustee are not paid any fees directly by the Funds for serving as officers and trustee of the Trust. Under the terms of a management and administration agreement, BISYS' fees are computed at an annual rate of 0.20% of the average daily net assets of each Fund.

 BISYS also serves as the Trust's distributor and receives fees for providing distribution services in accordance with a Distribution Agreement pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Agreement, A and B Class Shares pay BISYS a fee, not to exceed, on an annual basis, 0.75% and 1.00%, respectively, of the average daily net assets attributable to the A and B Class of shares of each Fund. These fees are for payments BISYS makes to banks, including the Adviser, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

 A Class shares are subject to a 4.00% sales charge at the time of purchase. B Class shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share
 (NAV) at the date of the original purchase or at the date of redemption, according to the following chart:

  YEAR OF REDEMPTION                                                        CDSC
  ------------------                                                        ----
    First..................................................................   5%
    Second.................................................................   4
    Third..................................................................   3
    Fourth.................................................................   3
    Fifth..................................................................   2
    Sixth..................................................................   1

 For the year ended July 31, 1998, BISYS, as the Trust's principal underwriter, received approximately $224,544 from commissions on sales of A and B Class shares which was reallowed to other dealers.

 BISYS Services serves the Trust as fund accountant. Under the terms of a fund accounting agreement, BISYS Services is entitled to receive fees based on a percentage of average daily net assets of each Fund and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

 As of February 2, 1998, BISYS Services serves as the Transfer Agent for the Funds. Under the terms of the transfer agent agreement BISYS Services is entitled to receive fees and reimbursement for certain out-of-pocket expenses incurred in providing transfer agent services.

 Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions for the year ended July 31, 1998 is as follows:

                              INVESTMENT ADVISORY FEES
                            ----------------------------
                            ANNUAL FEE AS A              ADMINISTRATION 12B-1 FEES
                               PERCENTAGE       FEES          FEES      VOLUNTARILY
                               OF AVERAGE    VOLUNTARILY  VOLUNTARILY    REDUCED--   TOTAL
                            DAILY NET ASSETS   REDUCED      REDUCED       A CLASS   WAIVERS
                            ---------------- ----------- -------------- ----------- -------
  Growth Stock Fund.......        0.80%       $    --       $124,437      $55,308   179,745
  Growth and Income Fund..        0.80%            --         57,920       25,039    82,959
  New Asia Growth Fund....        0.90%         27,534         9,140       12,002    48,676
  Diversified Fixed Income
  Fund....................        0.60%        135,988        59,931        6,900   202,819
  U.S. Treasury Securities
  Fund....................        0.60%         33,161         9,169        5,303    47,633
  Short Intermediate U.S.
   Treasury
   Securities Fund........        0.50%         59,920        14,976        3,040    77,936
  Tax-Free Securities
  Fund....................        0.60%        365,137       149,684       12,222   527,043
  Tax-Free Short
   Intermediate
   Securities Fund........        0.50%         31,564        23,933        2,876    58,373

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

5. CAPITAL SHARE TRANSACTIONS

 Transactions in capital shares for the Trust were as follows:

                                    GROWTH STOCK FUND      GROWTH AND INCOME FUND
                                 ------------------------  ------------------------
                                    AMOUNT       SHARES       AMOUNT       SHARES
                                 ------------  ----------  ------------  ----------
                                   FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                      JULY 31, 1998             JULY 31, 1998
                                 ------------------------  ------------------------
  A CLASS SHARES:
  Shares issued................  $  3,744,760     216,021  $  2,912,762     164,933
  Dividends reinvested.........     1,239,385      82,407       372,456      23,296
  Shares redeemed..............    (1,370,344)    (81,528)     (771,818)    (44,668)
                                 ------------  ----------  ------------  ----------
  Net increase/(decrease)......  $  3,613,801     216,900  $  2,513,400     143,561
                                 ============  ==========  ============  ==========
  B CLASS SHARES:
  Shares issued................  $  1,456,711      83,868  $  2,203,968     119,054
  Dividends reinvested.........           --          --             16           1
  Shares redeemed..............       (26,704)     (1,539)      (39,676)     (2,134)
                                 ------------  ----------  ------------  ----------
  Net increase/(decrease)......  $  1,430,007      82,329  $  2,164,308     116,921
                                 ============  ==========  ============  ==========
  Y CLASS SHARES:
  Shares issued................  $ 56,189,401   3,354,162  $ 56,280,388   3,189,329
  Shares issued in conjunction
   with
   common trust fund conversion.  120,286,123   8,205,056           --          --
  Dividends reinvested.........    28,765,229   1,908,676    10,842,366     669,602
  Shares redeemed..............   (64,246,853) (3,777,051)  (39,704,663) (2,244,480)
                                 ------------  ----------  ------------  ----------
  Net increase/(decrease)......  $140,993,900   9,690,843  $ 27,418,091   1,614,451
                                 ============  ==========  ============  ==========
                                   FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                      JULY 31, 1997             JULY 31, 1997
                                 ------------------------  ------------------------
  A CLASS SHARES:
  Shares issued................  $  3,204,633     224,887  $  2,191,642     153,432
  Dividends reinvested.........        16,102       1,191        81,348       6,075
  Shares redeemed..............    (1,497,916)   (109,496)     (527,062)    (37,700)
                                 ------------  ----------  ------------  ----------
  Net increase/(decrease)......  $  1,722,819     116,582  $  1,745,928     121,807
                                 ============  ==========  ============  ==========
  Y CLASS SHARES:
  Shares issued................    36,521,743   2,562,096  $ 43,781,341   3,080,616
  Dividends reinvested.........        76,010       5,584     2,325,676     172,366
  Shares redeemed..............   (80,981,052) (5,700,654)  (30,463,375) (2,125,196)
                                 ------------  ----------  ------------  ----------
  Net increase/(decrease)......  $(44,383,299) (3,132,974) $ 15,643,642   1,127,786
                                 ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

5. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                       NEW ASIA             DIVERSIFIED FIXED
                                      GROWTH FUND              INCOME FUND
                                 ----------------------  ------------------------
                                   AMOUNT      SHARES       AMOUNT       SHARES
                                 -----------  ---------  ------------  ----------
                                  FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                     JULY 31, 1998            JULY 31, 1998
                                 ----------------------  ------------------------
  A CLASS SHARES:
  Shares issued................  $   469,353     46,993  $    817,809      76,334
  Dividends reinvested.........      228,503     26,391        70,402       6,514
  Shares redeemed..............     (613,470)   (68,170)     (529,156)    (48,813)
                                 -----------  ---------  ------------  ----------
  Net increase/(decrease)......  $    84,386      5,214  $    359,055      34,035
                                 ===========  =========  ============  ==========
  B CLASS SHARES:
  Shares issued................  $    88,860     10,584  $    235,079      21,588
  Dividends reinvested.........          --         --          1,660         152
  Shares redeemed..............         (943)      (111)         (945)        (86)
                                 -----------  ---------  ------------  ----------
  Net increase/(decrease)......  $    87,917     10,473  $    235,794      21,654
                                 ===========  =========  ============  ==========
  Y CLASS SHARES:
  Shares issued................  $10,352,449  1,199,997  $ 48,477,915   4,460,189
  Shares issued in conjunction
   with
   common trust fund conversion.         --         --      8,914,400     817,085
  Dividends reinvested.........    1,553,437    176,588        61,265       5,625
  Shares redeemed..............   (3,618,366)  (408,645)  (34,180,770) (3,131,037)
                                 -----------  ---------  ------------  ----------
  Net increase/(decrease)......  $ 8,287,520    967,940  $ 23,272,810   2,151,862
                                 ===========  =========  ============  ==========
                                  FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                     JULY 31, 1997            JULY 31, 1997
                                 ----------------------  ------------------------
  A CLASS SHARES:
  Shares issued................  $ 1,372,902    111,117  $    748,361      71,630
  Dividends reinvested.........       21,601      1,764        70,514       6,720
  Shares redeemed..............     (527,801)   (42,850)     (829,853)    (79,822)
                                 -----------  ---------  ------------  ----------
  Net increase/(decrease)......  $   866,702     70,031  $    (10,978)     (1,472)
                                 ===========  =========  ============  ==========
  Y CLASS SHARES:
  Shares issued................  $ 9,703,868    791,509  $ 44,769,922   4,245,046
  Dividends reinvested.........       81,463      6,605       599,007      55,986
  Shares redeemed..............   (3,030,589)  (240,435)  (78,102,272) (7,368,883)
                                 -----------  ---------  ------------  ----------
  Net increase/(decrease)......  $ 6,754,742    557,679  $(32,733,343) (3,067,851)
                                 ===========  =========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

5. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                    U.S. TREASURY       SHORT INTERMEDIATE U.S.
                                   SECURITIES FUND      TREASURY SECURITIES FUND
                                 ---------------------  --------------------------
                                   AMOUNT      SHARES        AMOUNT        SHARES
                                 -----------  --------  ------------  ------------
                                  FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                    JULY 31, 1998            JULY 31, 1998
                                 ---------------------  --------------------------
  A CLASS SHARES:
  Shares issued................  $   142,785    15,083  $    324,234       33,871
  Dividends reinvested.........       49,496     5,226        29,263        3,051
  Shares redeemed..............     (212,310)  (22,522)     (324,935)     (33,870)
                                 -----------  --------  ------------  -----------
  Net increase/(decrease)......  $   (20,029)   (2,213) $     28,562        3,052
                                 ===========  ========  ============  ===========
  Y CLASS SHARES:
  Shares issued................  $   400,221    41,875  $  6,940,611      722,116
  Shares issued in conjunction
   with
   common trust fund conversion.         --        --      9,573,342      995,150
  Dividends reinvested.........    1,201,477   126,855        32,845        3,431
  Shares redeemed..............   (3,689,175) (396,268)  (18,666,022)  (1,941,708)
                                 -----------  --------  ------------  -----------
  Net increase/(decrease)......  $(2,087,477) (227,538) $ (2,119,224)    (221,011)
                                 ===========  ========  ============  ===========
                                  FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                    JULY 31, 1997            JULY 31, 1997
                                 ---------------------  --------------------------
  A CLASS SHARES:
  Shares issued................  $   262,172    28,434  $    140,921       14,898
  Dividends reinvested.........       48,799     5,310        36,426        3,858
  Shares redeemed..............     (228,130)  (24,896)     (728,488)     (76,854)
                                 -----------  --------  ------------  -----------
  Net increase/(decrease)......  $    82,841     8,848  $   (551,141)     (58,098)
                                 ===========  ========  ============  ===========
  Y CLASS SHARES:
  Shares issued................  $ 1,380,971   149,658  $ 11,979,335    1,272,770
  Dividends reinvested.........    1,366,474   148,459        55,995        5,915
  Shares redeemed..............   (2,779,194) (300,730)   (9,297,503)    (983,459)
                                 -----------  --------  ------------  -----------
  Net increase/(decrease)......  $   (31,749)   (2,613) $  2,737,827      295,226
                                 ===========  ========  ============  ===========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

5. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                 TAX-FREE
                                        TAX-FREE            SHORT INTERMEDIATE
                                     SECURITIES FUND          SECURITIES FUND
                                 ------------------------  ----------------------
                                    AMOUNT       SHARES      AMOUNT      SHARES
                                 ------------  ----------  -----------  ---------
                                   FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                      JULY 31, 1998            JULY 31, 1998
                                 ------------------------  ----------------------
  A CLASS SHARES:
  Shares issued................  $  1,640,252     151,580  $   130,400     12,916
  Dividends reinvested.........        38,731       3,587       16,719      1,653
  Shares redeemed..............    (1,167,839)   (108,228)    (389,729)   (38,495)
                                 ------------  ----------  -----------  ---------
  Net increase/(decrease)......  $    511,144      46,939  $  (242,610)   (23,926)
                                 ============  ==========  ===========  =========
  B CLASS SHARES:
  Shares issued................  $    267,860      24,963  $       --         --
  Dividends reinvested.........         1,483         137          --         --
  Shares redeemed..............          (100)         (9)         --         --
                                 ------------  ----------  -----------  ---------
  Net increase/(decrease)......  $    269,243      25,091  $       --         --
                                 ============  ==========  ===========  =========
  Y CLASS SHARES:
  Shares issued................  $ 46,027,274   4,247,313  $11,212,917  1,100,661
  Shares issued in conjunction
   with
   common trust fund conversion.  104,600,137   9,658,369   12,804,860  1,259,082
  Dividends reinvested.........     1,643,171     152,405      217,024     21,401
  Shares redeemed..............   (33,393,862) (3,083,534)  (9,180,229)  (903,387)
                                 ------------  ----------  -----------  ---------
  Net increase/(decrease)......  $118,876,720  10,974,553  $15,054,572  1,477,757
                                 ============  ==========  ===========  =========
                                   FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                      JULY 31, 1997            JULY 31, 1997
                                 ------------------------  ----------------------
  A CLASS SHARES:
  Shares issued................  $  2,100,119     201,633  $   741,966     73,793
  Dividends reinvested.........        20,004       1,896       15,130      1,502
  Shares redeemed..............      (241,385)    (23,123)    (491,902)   (48,887)
                                 ------------  ----------  -----------  ---------
  Net increase/(decrease)......  $  1,878,738     180,406  $   265,194     26,408
                                 ============  ==========  ===========  =========
  Y CLASS SHARES:
  Shares issued................  $ 31,135,063   2,950,938  $ 5,454,511    540,179
  Dividends reinvested.........     1,613,763     151,978       52,152      5,141
  Shares redeemed..............   (35,722,280) (3,389,736)  (8,057,230)  (796,267)
                                 ------------  ----------  -----------  ---------
  Net increase/(decrease)......  $ (2,973,454)   (286,820) $(2,550,567)  (250,947)
                                 ============  ==========  ===========  =========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

6. ACQUISITION OF COMMON TRUST FUNDS

 On December 14, 1997, the Diversified Fixed Income Fund issued Y Class shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Taxable Bond Common Trust Fund. The following is a summary of Y Class shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Y Class Shares..................................................      817,085
  Net assets of Mutual Fund before the acquisition................ $145,624,704
  Net assets acquired............................................. $  8,914,400
  Net asset value................................................. $      10.91
  Unrealized appreciation......................................... $    390,015

 On December 14, 1997, the Growth Stock Fund issued Y Class shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Growth Stock Common Trust Fund. The following is a summary of Y Class shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Y Class Shares..................................................    8,205,056
  Net assets of Mutual Fund before the acquisition................ $204,709,990
  Net assets acquired............................................. $120,286,123
  Net asset value................................................. $      14.66
  Unrealized appreciation......................................... $ 41,467,947

 On December 14, 1997, the Tax Free Securities Fund issued Y Class shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Tax Exempt Bond Common Trust Fund. The following is a summary of Y Class shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Y Class Shares..................................................    9,658,369
  Net assets of Mutual Fund before the acquisition................ $303,241,433
  Net assets acquired............................................. $104,600,137
  Net asset value................................................. $      10.83
  Unrealized appreciation......................................... $  8,372,094

 On December 14, 1997, the Tax Free Short Intermediate Fund issued Y Class shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Tax Exempt Intermediate Common Trust Fund. The following is a summary of Y Class shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Y Class Shares...................................................   1,259,082
  Net assets of Mutual Fund before the acquisition................. $37,311,626
  Net assets acquired.............................................. $12,804,860
  Net asset value.................................................. $     10.17
  Unrealized appreciation.......................................... $   151,948

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

 On December 14, 1997, the Short Intermediate U.S. Treasury Fund issued Y Class shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Short Intermediate Term Common Trust Fund. The following is a summary of Y Class shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Y Class Shares...................................................     995,150
  Net assets of Mutual Fund before the acquisition................. $24,954,307
  Net assets acquired.............................................. $ 9,573,342
  Net asset value.................................................. $      9.62
  Unrealized appreciation.......................................... $   114,281

7. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

 CAPITAL LOSS CARRYFORWARD

 At July 31, 1998 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                                AMOUNT   EXPIRES
                                                              ---------- -------
  New Asia Growth Fund....................................... $1,915,732  2006
  Diversified Fixed Income Fund..............................    405,487  2005
  Diversified Fixed Income Fund..............................    606,001  2006
  U.S. Treasury Securities Fund..............................    288,915  2002
  U.S. Treasury Securities Fund..............................    326,761  2003
  U.S. Treasury Securities Fund..............................  3,238,241  2004
  U.S. Treasury Securities Fund..............................     58,103  2005
  U.S. Treasury Securities Fund..............................     38,240  2006

 To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

 LONG TERM CAPITAL GAINS DISTRIBUTIONS

 During the fiscal year ended July 31, 1998 the Funds declared mid term and long term capital gain distributions as follows:

                                                         MID-TERM    LONG-TERM
                                                            28%         20%
                                                        ----------- -----------
  Growth Stock Fund.................................... $15,096,164 $16,094,239
  Growth and Income Fund...............................   4,819,193   3,107,112
  New Asia Growth Fund.................................      97,721         --
  Tax-Free Securities Fund.............................     723,215     901,467
  Tax-Free Short Intermediate Securities Fund..........     119,749      98,145

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1998

 DIVIDEND RECEIVED DEDUCTION

 For corporate shareholders the following percentages of the total ordinary income distributions paid during the fiscal year ended July 31, 1998 qualify for the corporate dividends received deduction for the following Funds:

                                                                      PERCENTAGE
                                                                      ----------
  Growth and Income Fund.............................................   61.97%

 TAX EXEMPT INCOME DISTRIBUTIONS

 During the fiscal year ended July 31, 1998 the Funds declared tax-exempt income distributions as follows:

                                                                     TAX-EXEMPT
                                                                    DISTRIBUTION
                                                                    ------------
  Tax-Free Securities Fund......................................... $17,575,335
  Tax-Free Short Intermediate Securities Fund......................   1,786,229

 POST OCTOBER LOSS DEFERRAL

 Capital (and foreign currency) losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses (and foreign currency losses):

                                                   POST OCTOBER      FOREIGN
                                                  CAPITAL LOSSES CURRENCY LOSSES
                                                  -------------- ---------------
  New Asia Growth Fund...........................   $4,894,762       175,768

PACIFIC CAPITAL FUNDS
                             FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD)

                                                              GROWTH STOCK FUND
                      -----------------------------------------------------------------------------------------------------
                                FOR THE                        FOR THE             FOR THE                FOR THE
                               YEAR ENDED                     YEAR ENDED          YEAR ENDED            YEAR ENDED
                             JULY 31, 1998                  JULY 31, 1997       JULY 31, 1996          JULY 31, 1995
                      ----------------------------------   ------------------  -----------------  -----------------------
                      A CLASS    B CLASS (H)    Y CLASS    A CLASS   Y CLASS   A CLASS  Y CLASS   A CLASS (C) Y CLASS (B)
                      -------    -----------    --------   -------   --------  -------  --------  ----------- -----------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.............   $17.43      $16.36         $17.44   $11.89      $11.89  $11.71     $11.71    $ 9.83       $ 9.89
                      -------      ------       --------   ------    --------  ------   --------    ------     --------
Investment
Activities
 Net investment
  income (loss).....    (0.04)      (0.05)           --      0.03        0.07    0.07       0.10      0.12         0.11
 Net realized and
  unrealized gain
  (loss) from
  investments.......     2.99        1.41           3.01     5.55        5.55    0.89       0.89      1.87         1.83
                      -------      ------       --------   ------    --------  ------   --------    ------     --------
 Total from
  Investment
  Activities........     2.95        1.36           3.01     5.58        5.62    0.96       0.99      1.99         1.94
                      -------      ------       --------   ------    --------  ------   --------    ------     --------
Distributions
 Net investment
 income.............      --          --             --     (0.03)      (0.07)  (0.07)     (0.10)    (0.11)       (0.12)
 In excess of net
  investment income.    (0.01)        --           (0.02)   (0.01)        --      --         --        --           --
 Net realized gains.    (2.62)        --           (2.62)     --          --    (0.22)     (0.22)      --           --
 In excess of net
  realized gains....      --          --             --       --          --    (0.49)     (0.49)      --           --
                      -------      ------       --------   ------    --------  ------   --------    ------     --------
 Total
 Distributions......     (2.63)       --           (2.64)   (0.04)      (0.07)  (0.78)     (0.81)    (0.11)       (0.12)
                      -------      ------       --------   ------    --------  ------   --------    ------     --------
NET ASSET VALUE,
 END OF PERIOD......    $17.75     $17.72         $17.81   $17.43      $17.44  $11.89     $11.89    $11.71       $11.71
                      =======      ======       ========   ======    ========  ======   ========    ======     ========
 Total Return
 (excludes sales
 charges)...........    19.58%       8.31%(f)      19.96%   47.02%      47.39%   8.25%      8.53%    20.43%       20.64%(d)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
 period (000).......  $13,777      $1,459       $375,117   $9,742    $198,407  $5,261   $172,565    $3,905     $136,837
Ratio of expenses to
 average net assets.     1.32%       2.07%(e)       1.07%    1.32%       1.07%   1.34%      1.09%     1.36%        1.13%(e)
Ratio of net
 investment income
 to average
 net assets.........    (0.30%)     (1.31%)(e)     (0.08%)   0.16%       0.45%   0.60%      0.86%     1.12%        1.30%(e)
Ratio of expenses to
 average net
 assets*............     1.86%       2.11%(e)       1.11%    1.86%       1.11%   1.88%      1.13%     1.98%        1.21%(e)
Ratio of net
 investment income
 to average
 net assets*........    (0.84%)     (1.35%)(e)     (0.12%)  (0.38%)      0.41%   0.06%      0.82%     0.50%        1.23%(e)
Portfolio Turnover
(g).................    97.03%      97.03%         97.03%   32.20%      32.20%  61.30%     61.30%    32.40%       32.40%
                      NOVEMBER 1,
                        1993 TO
                       JULY 31,
                       1994 (A)
                      --------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.............     $10.00
                      --------------
Investment
Activities
 Net investment
  income (loss).....       0.07
 Net realized and
  unrealized gain
  (loss) from
  investments.......      (0.18)
                      --------------
 Total from
  Investment
  Activities........      (0.11)
                      --------------
Distributions
 Net investment
 income.............      (0.06)
 In excess of net
  investment income.        --
 Net realized gains.        --
 In excess of net
  realized gains....        --
                      --------------
 Total
 Distributions......      (0.06)
                      --------------
NET ASSET VALUE,
 END OF PERIOD......      $9.83
                      ==============
 Total Return
 (excludes sales
 charges)...........      (1.05%)(f)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
 period (000).......    $56,121
Ratio of expenses to
 average net assets.       1.41%(e)
Ratio of net
 investment income
 to average
 net assets.........       0.98%(e)
Ratio of expenses to
 average net
 assets*............       2.31%(e)
Ratio of net
 investment income
 to average
 net assets*........       0.07%(e)
Portfolio Turnover
(g).................      25.89%

--------
* During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the A Class and transferred these shareholders into the Y Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Y Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the A Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the A Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Y Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(h) Period from commencement of operations on March 2, 1998.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD)

                                                          GROWTH AND INCOME FUND
                           --------------------------------------------------------------------------------------------------
                                      FOR THE                       FOR THE             FOR THE        OCTOBER 14, 1994
                                     YEAR ENDED                    YEAR ENDED          YEAR ENDED             TO
                                   JULY 31, 1998                 JULY 31, 1997       JULY 31, 1996    JULY 31, 1995 (A)
                           ----------------------------------- -------------------- ----------------- -----------------------
                           A CLASS   B CLASS (E)     Y CLASS   A CLASS    Y CLASS   A CLASS  Y CLASS  A CLASS        Y CLASS
                           -------   -----------    ---------- -------   ---------- -------  -------- --------      ---------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $17.25      $17.58         $17.27   $12.32      $12.32   $11.44    $11.43    $10.00         $10.00
                           ------      ------         ------   ------      ------   ------    ------  --------       --------
Investment Activities
 Net investment income...    0.03       (0.02)          0.07     0.08        0.11     0.16      0.17      0.17           0.20
 Net realized and
  unrealized gain
  from investments.......    3.01        1.12           3.01     5.57        5.58     1.19      1.21      1.44           1.42
                           ------      ------         ------   ------      ------   ------    ------  --------       --------
 Total from Investment
  Activities.............    3.04        1.10           3.08     5.65        5.69     1.35      1.38      1.61           1.62
                           ------      ------         ------   ------      ------   ------    ------  --------       --------
Distributions
 Net investment income...   (0.04)        --           (0.07)   (0.08)      (0.11)   (0.15)    (0.17)    (0.17)         (0.19)
 In excess of net
  investment income......     --          --             --     (0.01)        --     (0.01)    (0.01)      --             --
 Net realized gains......   (1.53)        --           (1.53)   (0.63)      (0.63)   (0.31)    (0.31)      --             --
                           ------      ------         ------   ------      ------   ------    ------  --------       --------
 Total Distributions.....   (1.57)        --           (1.60)   (0.72)      (0.74)   (0.47)    (0.49)    (0.17)         (0.19)
                           ------      ------         ------   ------      ------   ------    ------  --------       --------
NET ASSET VALUE,
 END OF PERIOD...........  $18.72      $18.68         $18.75   $17.25      $17.27   $12.32    $12.32    $11.44         $11.43
                           ======      ======         ======   ======      ======   ======    ======  ========       ========
Total Return (excludes
 sales charges)..........   19.10%       6.27%(b)      19.37%   47.59%      47.96%   11.96%    12.29%    16.35%(b)      16.41%(b)
ANNUALIZED RATIOS/
 SUPPLEMENTARY DATA:
Net Assets at end of
 period (000)............  $6,730       $2,184      $164,706   $3,726    $123,821   $1,160   $74,427     $328        $41,771
Ratio of expenses to
 average net assets......    1.33%       2.08%(c)       1.08%    1.32%       1.07%    1.37%     1.11%     1.40%(c)       1.14%(c)
Ratio of net investment
 income to average
 net assets..............    0.13%      (0.73%)(c)      0.38%    0.48%       0.79%    1.03%     1.43%     2.08%(c)       2.47%(c)
Ratio of expenses to
 average net assets*.....    1.87%       2.12%(c)       1.12%    1.86%       1.12%    1.91%     1.15%     1.99%(c)       1.22%(c)
Ratio of net investment
 income to average
 net assets*.............   (0.41%)     (0.77%)(c)      0.34%   (0.06)%      0.75%    0.49%     1.39%     1.49%(c)       2.39%(c)
Portfolio Turnover (d)...   75.92%      75.92%         75.92%   74.83%      74.83%   80.83%    80.83%    12.78%         12.78%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations on March 2, 1998.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD)

                                                       NEW ASIA GROWTH FUND
                           ----------------------------------------------------------------------------------------------
                                                                                                      FEBRUARY 15,
                                     FOR THE                      FOR THE            FOR THE             1995 TO
                                    YEAR ENDED                   YEAR ENDED        YEAR ENDED         JULY 31, 1995
                                  JULY 31, 1998                JULY 31, 1997      JULY 31, 1996            (A)
                           ---------------------------------  ------------------ -----------------   --------------------
                           A CLASS   B CLASS (E)    Y CLASS   A CLASS   Y CLASS  A CLASS   Y CLASS   A CLASS      Y CLASS
                           -------   -----------    --------  -------   -------- -------   -------   -------      -------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $13.89      $ 9.09        $13.94   $11.11     $11.14  $11.21    $11.22    $10.00       $10.00
                           ------      ------        ------   ------     ------  ------    ------    ------       ------
Investment Activities
 Net investment
  income(loss)...........    0.09        0.04          0.12     0.03       0.06   (0.02)    (0.01)     0.02         0.04
 Net realized and
  unrealized gain (loss)
  from investments.......   (6.59)      (2.79)        (6.63)    2.88       2.87    0.20      0.22      1.19         1.18
                           ------      ------        ------   ------     ------  ------    ------    ------       ------
 Total from Investment
  Activities.............   (6.50)      (2.75)        (6.51)    2.91       2.93    0.18      0.21      1.21         1.22
                           ------      ------        ------   ------     ------  ------    ------    ------       ------
Distributions
 Net investment income...     --          --          (0.02)   (0.01)     (0.01)    --        --        --           --
 In excess of net
  investment income......     --          --            --       --         --    (0.02)    (0.03)      --           --
 Net realized gains......   (1.04)        --          (1.04)   (0.12)     (0.12)  (0.26)    (0.26)      --           --
                           ------      ------        ------   ------     ------  ------    ------    ------       ------
 Total Distributions.....   (1.04)        --          (1.06)   (0.13)     (0.13)  (0.28)    (0.29)      --           --
                           ------      ------        ------   ------     ------  ------    ------    ------       ------
NET ASSET VALUE, END OF
 PERIOD..................  $ 6.35      $ 6.34        $ 6.37   $13.89     $13.94  $11.11    $11.14    $11.21       $11.22
                           ======      ======        ======   ======     ======  ======    ======    ======       ======
Total Return (excludes
 sales charges)..........  (48.84%)    (30.25%)(b)   (48.76%)  26.31%     26.50%   1.71%     1.99%    12.10%(b)    12.20%(b)
ANNUALIZED RATIOS/
 SUPPLEMENTARY DATA:
Net Assets at end of
 period (000)............  $1,614          $66      $14,569    $3,459   $18,376  $1,990    $8,469      $330       $2,861
Ratio of expenses to
 average net assets......    2.18%       2.89%(c)      1.93%    1.98%      1.72%   2.22%     1.98%     2.24%(c)     1.97%(c)
Ratio of net investment
 income (loss) to average
 net assets..............    0.98%       1.70%(c)      1.32%    0.20%      0.46%  (0.28%)   (0.02%)    0.80%(c)     1.18%(c)
Ratio of expenses to
 average net assets*.....    2.86%       3.35%(c)      2.13%    2.58%      1.82%   3.58%     2.84%     3.51%(c)     2.74%(c)
Ratio of net investment
 income (loss) to average
 net assets*.............    0.30%       1.24%(c)      1.12%   (0.40%)     0.36%  (1.64%)   (0.88%)   (0.47%)(c)    0.42%(c)
Portfolio Turnover (d)...  129.77%     129.77%       129.77%  134.89%    134.89%  86.53%    86.53%    55.62%       55.62%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations on March 2, 1998.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD)

                                                    DIVERSIFIED FIXED INCOME FUND
                           -------------------------------------------------------------------------------------------------
                                     FOR THE                       FOR THE            FOR THE        OCTOBER 14, 1994
                                    YEAR ENDED                    YEAR ENDED         YEAR ENDED             TO
                                  JULY 31, 1998                 JULY 31, 1997      JULY 31, 1996     JULY 31, 1995 (A)
                           -------------------------------     -----------------  -----------------  -----------------------
                           A CLASS  B CLASS (E)   Y CLASS      A CLASS  Y CLASS   A CLASS  Y CLASS   A CLASS       Y CLASS
                           -------  -----------   --------     -------  --------  -------  --------  --------      ---------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $10.71     $10.79         $10.78    $10.45     $10.53  $10.75     $10.84    $10.00         $10.00
                           ------     ------      --------     ------   --------  ------   --------  --------      ---------
Investment Activities
 Net investment income...    0.58       0.23            0.61     0.57       0.60    0.59       0.58      0.49           0.55
 Net realized and
  unrealized gain (loss)
  from investments.......    0.21       0.12           0.22      0.35       0.34   (0.19)     (0.16)     0.74           0.78
                           ------     ------      --------     ------   --------  ------   --------  --------      ---------
 Total from Investment
  Activities.............    0.79       0.35            0.83     0.92       0.94    0.40       0.42      1.23           1.33
                           ------     ------      --------     ------   --------  ------   --------  --------      ---------
Distributions
 Net investment income...   (0.58)     (0.23)          (0.61)   (0.57)     (0.60)  (0.58)     (0.61)    (0.48)         (0.49)
 In excess of net
  investment income......     --         --              --       --         --    (0.02)     (0.02)      --             --
 In excess of net
  realized gains.........     --         --              --     (0.09)     (0.09)  (0.10)     (0.10)      --             --
                           ------     ------      --------     ------   --------  ------   --------  --------      ---------
 Total Distributions.....   (0.58)     (0.23)          (0.61)   (0.66)     (0.69)  (0.70)     (0.73)    (0.48)         (0.49)
                           ------     ------      --------     ------   --------  ------   --------  --------      ---------
NET ASSET VALUE, END OF
PERIOD...................  $10.92     $10.91         $11.00    $10.71     $10.78  $10.45     $10.53    $10.75         $10.84
                           ======     ======      ========     ======   ========  ======   ========  ========      =========
Total Return
 (excludes
 sales charges)..........    7.61%      3.25%(b)        7.94%    9.20%      9.30%   3.69%      3.85%    12.66%(b)      13.70%(b)
ANNUALIZED RATIOS/
 SUPPLEMENTARY DATA:
Net Assets at end of
 period (000)............  $1,497       $236      $158,909     $1,103   $132,583  $1,093   $161,742       $27        $54,827
Ratio of expenses to
 average net assets......    1.02%      1.71%(c)        0.77%    1.15%      0.90%   1.15%      0.88%     1.18%(c)       0.93%(c)
Ratio of net investment
 income to average net
 assets..................    5.36%      4.54%(c)        5.61%    5.44%      5.67%   5.31%      5.56%     6.25%(c)       6.71%(c)
Ratio of expenses to
 average net assets*.....    1.65%      1.90%(c)        0.90%    1.69%      0.94%   1.69%      0.92%     1.77%(c)       1.01%(c)
Ratio of net investment
 income to average net
 assets*.................    4.73%      4.35%(c)        5.48%    4.90%      5.63%   4.77%      5.52%     5.66%(c)       6.63%(c)
Portfolio Turnover (d)...   57.58%     57.58%          57.58%   80.98%     80.98%  58.86%     58.86%    60.47%         60.47%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations on March 2, 1998.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD)

                                                     U.S. TREASURY SECURITIES FUND
                          -------------------------------------------------------------------------------------------
                              FOR THE           FOR THE           FOR THE               FOR THE
                            YEAR ENDED        YEAR ENDED        YEAR ENDED            YEAR ENDED          NOVEMBER 1,
                           JULY 31, 1998     JULY 31, 1997     JULY 31, 1996         JULY 31, 1995          1993 TO
                          ----------------  ----------------  ----------------  -----------------------    JULY 31,
                          A CLASS  Y CLASS  A CLASS  Y CLASS  A CLASS  Y CLASS  A CLASS (C) Y CLASS (B)    1994 (A)
                          -------  -------  -------  -------  -------  -------  ----------- -----------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 9.37    $ 9.38  $ 9.13    $ 9.14  $ 9.42    $ 9.43    $ 9.04       $ 8.66        $10.00
                          ------   -------  ------   -------  ------   -------    ------      -------       -------
Investment Activities
 Net investment income..    0.52      0.54    0.52      0.53    0.53      0.59      0.50         0.44          0.31
 Net realized and
  unrealized gain (loss)
  from investments......    0.21      0.21    0.25      0.26   (0.20)    (0.24)     0.38         0.76         (1.00)
                          ------   -------  ------   -------  ------   -------    ------      -------       -------
 Total from Investment
  Activities............    0.73      0.75    0.77      0.79    0.33      0.35      0.88         1.20         (0.69)
                          ------   -------  ------   -------  ------   -------    ------      -------       -------
Distributions
 Net investment income..   (0.52)    (0.54)  (0.46)    (0.54)  (0.53)    (0.55)    (0.50)       (0.43)        (0.27)
 In excess of net
  investment income.....     --        --    (0.07)    (0.01)  (0.09)    (0.09)      --           --            --
                          ------   -------  ------   -------  ------   -------    ------      -------       -------
 Total Distributions....   (0.52)    (0.54)  (0.53)    (0.55)  (0.62)    (0.64)    (0.50)       (0.43)        (0.27)
                          ------   -------  ------   -------  ------   -------    ------      -------       -------
NET ASSET VALUE, END OF
 PERIOD.................  $ 9.58    $ 9.59  $ 9.37    $ 9.38  $ 9.13    $ 9.14    $ 9.42       $ 9.43        $ 9.04
                          ======   =======  ======   =======  ======   =======    ======      =======       =======
Total Return (excludes
 sales charges).........    7.98%     8.24%   8.68%     8.92%   3.43%     3.71%    10.18%       10.49%(d)     (6.95%)(f)
ANNUALIZED RATIOS/
 SUPPLEMENTARY DATA:
Net Assets at end of
 period (000)...........  $1,090   $22,178  $1,087   $23,832    $979   $23,248    $1,035      $51,264       $60,125
Ratio of expenses to
 average net assets.....    1.07%     0.82%   1.16%     0.91%   1.20%     0.95%     1.19%        1.02%(e)      1.15%(e)
Ratio of net investment
 income to average
 net assets.............    5.45%     5.70%   5.60%     5.85%   5.55%     5.81%     5.57%        5.78%(e)      4.62%(e)
Ratio of expenses to
 average net assets*....    1.76%     1.01%   1.70%     0.95%   1.74%     0.99%     1.81%        1.09%(e)      2.09%(e)
Ratio of net investment
 income to average
 net assets*............    4.76%     5.51%   5.06%     5.81%   5.01%     5.77%     4.96%        5.71%(e)      3.68%(e)
Portfolio Turnover (g)..   11.82%    11.82%  44.90%    44.90%  15.75%    15.75%    80.98%       80.98%        11.36%

--------
* During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the A Class and transferred these shareholders into the Y Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Y Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the A Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the A Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Y Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD)

                                            SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND
                          --------------------------------------------------------------------------------------------
                              FOR THE           FOR THE           FOR THE               FOR THE
                            YEAR ENDED        YEAR ENDED        YEAR ENDED            YEAR ENDED          DECEMBER 13,
                           JULY 31, 1998     JULY 31, 1997     JULY 31, 1996         JULY 31, 1995          1993 TO
                          ----------------  ----------------  ----------------  -----------------------     JULY 31,
                          A CLASS  Y CLASS  A CLASS  Y CLASS  A CLASS  Y CLASS  A CLASS (C) Y CLASS (B)     1994 (A)
                          -------  -------  -------  -------  -------  -------  ----------- -----------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 9.55    $ 9.56  $ 9.41    $ 9.42  $ 9.60    $ 9.61    $ 9.52       $ 9.30        $10.00
                          ------   -------  ------   -------  ------   -------    ------      -------        ------
Investment Activities
 Net investment income..    0.49      0.51    0.49      0.52    0.48      0.53      0.52         0.44          0.24
 Net realized and
 unrealized gain  (loss)
 from investments.......    0.09      0.10    0.14      0.14   (0.11)    (0.13)     0.05         0.31         (0.52)
                          ------   -------  ------   -------  ------   -------    ------      -------        ------
  Total from Investment
   Activities...........    0.58      0.61    0.63      0.66    0.37      0.40      0.57         0.75         (0.28)
                          ------   -------  ------   -------  ------   -------    ------      -------        ------
Distributions
 Net investment income..   (0.49)    (0.51)  (0.49)    (0.52)  (0.50)    (0.53)    (0.49)       (0.44)        (0.20)
 In excess of net
 investment  income.....     --        --      --        --    (0.04)    (0.04)      --           --            --
 In excess of net
  realized gains........     --        --      --        --    (0.02)    (0.02)
                          ------   -------  ------   -------  ------   -------    ------      -------        ------
  Total Distributions...   (0.49)    (0.51)  (0.49)    (0.52)  (0.56)    (0.59)    (0.49)       (0.44)        (0.20)
                          ------   -------  ------   -------  ------   -------    ------      -------        ------
NET ASSET VALUE, END OF
 PERIOD.................  $ 9.64    $ 9.66  $ 9.55    $ 9.56  $ 9.41    $ 9.42    $ 9.60       $ 9.61        $ 9.52
                          ======   =======  ======   =======  ======   =======    ======      =======        ======
Total Return
 (excludes sales
 charges)...............    6.27%     6.62%   6.92%     7.19%   3.90%     4.18%     6.28%        6.57%(d)     (2.76%)(f)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
 period (000)...........    $654   $24,843    $618   $26,722  $1,156   $23,545      $489      $16,214        $3,419
Ratio of expenses to
 average net assets.....    0.89%     0.64%   0.87%     0.62%   0.92%     0.67%     0.99%        0.75%(e)      1.00%(e)
Ratio of net investment
 income to average net
 assets.................    5.11%     5.36%   5.22%     5.47%   5.14%     5.40%     5.51%        5.84%(e)      3.96%(e)
Ratio of expenses to
 average net assets*....    1.64%     0.89%   1.62%     0.87%   1.67%     0.92%     1.78%        0.99%(e)      5.39%(e)
Ratio of net investment
 income to average net
 assets*................    4.36%     5.11%   4.47%     5.22%   4.39%     5.15%     4.72%        5.61%(e)     (0.43%)(e)
Portfolio Turnover (g)..   17.33%    17.33%  51.56%    51.56%  47.17%    47.17%    62.73%       62.73%         0.00%

--------
* During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the A Class and transferred these shareholders into the Y Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Y Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the A Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the A Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Y Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD)

                                                         TAX-FREE SECURITIES FUND
                           -------------------------------------------------------------------------------------------------
                                      FOR THE                      FOR THE             FOR THE         OCTOBER 14, 1994
                                     YEAR ENDED                  YEAR ENDED          YEAR ENDED               TO
                                   JULY 31, 1998                JULY 31, 1997       JULY 31, 1996     JULY 31, 1995 (A)
                           ---------------------------------  ------------------  ------------------  ----------------------
                           A CLASS  B CLASS (E)    Y CLASS    A CLASS   Y CLASS   A CLASS   Y CLASS   A CLASS      Y CLASS
                           -------  -----------   ----------  -------  ---------  -------  ---------  -------     ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $10.84    $10.84          $10.86   $10.44     $10.46  $10.53      $10.56  $10.00          $10.00
                           -------    ------      ----------  -------  ---------  ------   ---------  ------      ----------
Investment Activities
 Net investment income...     0.48      0.21            0.51     0.49       0.51    0.50        0.52    0.39            0.42
 Net realized and
  unrealized gain (loss)
  from investments.......     0.06     (0.01)           0.08     0.46       0.46    0.07        0.07    0.50            0.51
                           -------    ------      ----------  -------  ---------  ------   ---------  ------      ----------
 Total from Investment
  Activities.............     0.54      0.20            0.59     0.95       0.97    0.57        0.59    0.89            0.93
                           -------    ------      ----------  -------  ---------  ------   ---------  ------      ----------
Distributions
 Net investment income...    (0.48)    (0.21)          (0.51)   (0.49)     (0.51)  (0.49)      (0.52)  (0.36)          (0.37)
 In excess of net
  investment income......      --        --              --       --         --    (0.04)      (0.04)    --              --
 Net realized gains......    (0.06)      --            (0.06)   (0.06)     (0.06)  (0.09)      (0.09)    --              --
 In excess of net
  realized gains.........      --        --              --       --         --    (0.04)      (0.04)    --              --
                           -------    ------      ----------  -------  ---------  ------   ---------  ------      ----------
 Total Distributions.....    (0.54)    (0.21)          (0.57)   (0.55)     (0.57)  (0.66)      (0.69)  (0.36)          (0.37)
                           -------    ------      ----------  -------  ---------  ------   ---------  ------      ----------
NET ASSET VALUE,
 END OF PERIOD...........   $10.84    $10.83          $10.88   $10.84     $10.86  $10.44      $10.46  $10.53          $10.56
                           =======    ======      ==========  =======  =========  ======   =========  ======      ==========
Total Return (excludes
 sales charges)..........     5.17%     1.82%(b)        5.63%    9.35%      9.58%   5.54%       5.73%   9.06%(b)        9.54%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
 period (000)............  $3,054     $272        $416,544    $2,545   $296,764    $569    $288,934    $563       $281,646
Ratio of expenses to
 average net assets......     1.02%     1.71%(c)        0.77%    1.12%      0.87%   1.14%       0.89%   1.15%(c)        0.89%(c)
Ratio of net investment
 income to average
 net assets..............     4.49%     3.75%(c)        4.74%    4.60%      4.86%   4.66%       4.92%   4.93%(c)        5.16%(c)
Ratio of expenses to
 average net assets*.....     1.65%     1.90%(c)        0.90%    1.66%      0.91%   1.68%       0.93%   1.74%(c)        0.98%(c)
Ratio of net investment
 income to average
 net assets*.............     3.86%     3.56%(c)        4.61%    4.06%      4.82%   4.12%       4.88%   4.34%(c)        5.07%(c)
Portfolio Turnover (d)...    10.73%    10.73%          10.73%   11.07%     11.07%  24.78%      24.78%  49.17%          49.17%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Period from commencement of operations on March 2, 1998.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD)

                                             TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
                           -------------------------------------------------------------------------------------------
                           FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE YEAR ENDED    OCTOBER 14, 1994 TO
                              JULY 31, 1998         JULY 31, 1997         JULY 31, 1996       JULY 31, 1995 (A)
                           --------------------  --------------------  --------------------  -------------------------
                            A CLASS    Y CLASS    A CLASS    Y CLASS    A CLASS    Y CLASS    A CLASS        Y CLASS
                           ---------  ---------  ---------  ---------  ---------  ---------  ---------      ----------
NET ASSET VALUE,
BEGINNING OF PERIOD......    $10.17      $10.21    $10.05      $10.08    $10.11      $10.14     $10.00          $10.00
                           --------   ---------  --------   ---------  --------   ---------  ---------      ----------
Investment Activities
 Net investment income...      0.35        0.38      0.37        0.39      0.37        0.40       0.30            0.32
 Net realized and
  unrealized gain (loss)
  from investments.......     (0.02)        --       0.13        0.14     (0.03)      (0.03)      0.08            0.11
                           --------   ---------  --------   ---------  --------   ---------  ---------      ----------
 Total from Investment
  Activities.............      0.33        0.38      0.50        0.53      0.34        0.37       0.38            0.43
                           --------   ---------  --------   ---------  --------   ---------  ---------      ----------
Distributions
 Net investment income...     (0.35)      (0.38)    (0.37)      (0.39)    (0.37)      (0.40)     (0.27)          (0.29)
 In excess of net
  investment income......       --          --        --          --      (0.03)      (0.03)       --              --
 Net realized gains......     (0.06)      (0.06)    (0.01)      (0.01)      --          --         --              --
                           --------   ---------  --------   ---------  --------   ---------  ---------      ----------
 Total Distributions.....     (0.41)      (0.44)    (0.38)      (0.40)    (0.40)      (0.43)     (0.27)          (0.29)
                           --------   ---------  --------   ---------  --------   ---------  ---------      ----------
NET ASSET VALUE, END OF
PERIOD...................    $10.09      $10.15    $10.17      $10.21    $10.05      $10.08     $10.11          $10.14
                           ========   =========  ========   =========  ========   =========  =========      ==========
Total Return (excludes
sales charges)...........      3.36%       3.83%     5.06%       5.36%     3.41%       3.67%      3.90%(b)        4.36%(b)
ANNUALIZED
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
period (000).............      $478     $52,185      $724     $37,410      $451     $39,472       $308         $39,993
Ratio of expenses to
average net assets.......      1.01%       0.76%     1.09%       0.84%     1.08%       0.83%      1.05%(c)        0.85%(c)
Ratio of net investment
 income to average net
 assets..................      3.50%       3.75%     3.57%       3.82%     3.64%       3.90%      3.82%(c)        4.03%(c)
Ratio of expenses to
average net assets*......      1.62%       0.87%     1.64%       0.89%     1.63%       0.88%      1.64%(c)        0.94%(c)
Ratio of net investment
 income to average net
 assets*.................      2.89%       3.64%     3.02%       3.77%     3.09%       3.85%      3.23%(c)        3.94%(c)
Portfolio Turnover (d)...     47.55%      47.55%    29.46%      29.46%    54.70%      54.70%     89.98%          89.98%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

                               Investment Adviser
                             Pacific Century Trust
                               111 S. King Street
                             Honolulu, Hawaii 96813

                         Administrator and Distributor
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                 Legal Counsel
                     Paul, Hastings, Janofsky & Walker LLP
                      555 South Flower Street, 20th Floor
                         Los Angeles, California 90071

                              Independent Auditors
                               Ernst & Young LLP
                            One Columbus, Suite 2400
                              10 West Broad Street
                              Columbus, Ohio 43215

                                 Transfer Agent
                           BISYS Fund Services, Inc.
                               3435 Stelzer Road
                              Columbus, Ohio 43219

For more complete information on the Pacific Capital Funds, including fees, expenses and sales charges, please call 1-800-258-9232 for a prospectus, which you should read carefully before you invest or send money. The Pacific Capital Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the Pacific Capital Funds.



PCR-0007
                                                                            9/98